            As filed with the Securities and Exchange
                 Commission on November 27, 1998

                                            File Nos. 33-76598
                                                    811-08426
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
               __________________________________
                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.

              Post-Effective Amendment No. 10                   X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 11                        X
    ____________________________________________________

           Alliance Worldwide Privatization Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
       (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code: (212)969-1000
    ______________________________________________

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

         immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1)

      X  on February 1, 1999 pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                           Location in Prospectuses
                                        (Caption)
PART A

    Item 1.   Front and Back Cover Pages..........Cover Pages

    Item 2.   Risk/Return Summary:
              Investments, Risks, and
              Performance.........................Risk/Return
                                                  Summary

    Item 3.   Risk/Return Summary:
              Fee Table...........................Risk/Return
                                                  Summary

    Item 4.   Investment Objectives,
              Principal Investment Strategies,
              And Related Risks...................Other
                                                  Information
                                                  About the
                                                  Fund's
                                                  Objectives,
                                                  Strategies, and
                                                  Risks

    Item 5.   Management's Discussion of
              Fund Performance....................Not Applicable

    Item 6.   Management, Organization,
              And Capital Structure...............Management of
                                                  the Fund

    Item 7.   Shareholder Information.............Purchase and
                                                  Sale of Shares

    Item 8.   Distribution Arrangements...........Distribution
                                                  Arrangements

    Item 9.   Financial Highlights
              Information.........................Financial
                                                  Highlights

PART B                                 Location in Statements
                                       Of Additional Information
                                       (Caption)

    Item 10.  Cover Page and
              Table of Contents...................Cover Page

    Item 11.  Fund History........................Management of
                                                  the Fund;
                                                  General
                                                  Information

    Item 12.  Description of the Fund And
              Its Investments and Risks...........Investment
                                                  Objectives and
                                                  Policies;
                                                  Investment
                                                  Restrictions

    Item 13.  Management of the Fund..............Management of
                                                  the Fund

    Item 14.  Control Persons and Principal
              Holders of Securities ..............Management of
                                                  the Fund

    Item 15.  Investment Advisory and Other
              Services............................Management of
                                                  the Fund

    Item 16.  Brokerage Allocation and
              Other Practices.....................Brokerage and
                                                  Portfolio
                                                  Transactions;
                                                  General
                                                  Information

    Item 17.  Capital Stock and Other
              Securities..........................Daily
                                                  Dividends -
                                                  Determination
                                                  of Net Asset
                                                  Value; General
                                                  Information

    Item 18.  Purchase, Redemption and Pricing
              of Shares...........................Purchase and
                                                  Redemption of
                                                  Shares; Daily
                                                  Dividends -
                                                  Determination
                                                  of Net Asset
                                                  Value

    Item 19.  Taxation of the Fund................Description of
                                                  the Fund;
                                                  Dividends,
                                                  Distributions
                                                  and Taxes

    Item 20.  Underwriters........................General
                                                  Information

    Item 21.  Calculation of Performance Data.....General
                                                  Information

    Item 22.  Financial Statements................Financial
                                                  Statements

                    THE ALLIANCE STOCK FUNDS

                           PROSPECTUS

                        FEBRUARY 1, 1999


                      DOMESTIC STOCK FUNDS

                  -ALLIANCE PREMIER GROWTH FUND
                      -ALLIANCE GROWTH FUND
                    -ALLIANCE TECHNOLOGY FUND
                      -ALLIANCE QUASAR FUND
                       -THE ALLIANCE FUND


                       TOTAL RETURN FUNDS

                -ALLIANCE GROWTH AND INCOME FUND
                    -ALLIANCE BALANCED SHARES
                  -ALLIANCE UTILITY INCOME FUND
              -ALLIANCE REAL ESTATE INVESTMENT FUND


                       GLOBAL STOCK FUNDS

                    -ALLIANCE NEW EUROPE FUND
             -ALLIANCE WORLDWIDE PRIVATIZATION FUND
           -ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
                 -ALLIANCE GLOBAL SMALL CAP FUND
                  -ALLIANCE INTERNATIONAL FUND
                -ALLIANCE GREATER CHINA '97 FUND
               -ALLIANCE ALL-ASIA INVESTMENT FUND
                -ALLIANCE GLOBAL ENVIRONMENT FUND


      The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.


     The Securities and Exchange Commission has not approved
       or disapproved these securities or passed upon the
        adequacy of this prospectus.  Any representation
             to the contrary is a criminal offense.

                        TABLE OF CONTENTS

                                                             PAGE

RISK/RETURN SUMMARY.....................................
    Domestic Stock Funds................................
    Total Return Fund...................................
    Global Stock Funds..................................
    Summary of Principal Risks..........................
    Principal Risks by Fund.............................

EXPENSE INFORMATION.....................................

GLOSSARY................................................

DESCRIPTION OF THE FUNDS................................
    .....Investment Objectives and Policies.............

    Description of Investment Practices.................
    Additional Risk Considerations......................

MANAGEMENT OF THE FUND..................................

PURCHASE AND SALE OF SHARES.............................
    How The Fund Values Its Shares......................
    How To Buy Shares...................................
    How to Exchange Shares..............................
    How To Sell Shares..................................
    How To Sell Shares..................................

DIVIDENDS, DISTRIBUTIONS AND TAXES......................

DISTRIBUTION ARRANGEMENT................................

GENERAL INFORMATION.....................................

FINANCIAL HIGHLIGHTS....................................

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund including a detailed description of the risks of an investment in each Fund after this summary.

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $[ ] billion in assets under management as of December 31, 1998. Alliance provides investment management services to employee benefit plans for __ of the FORTUNE 100 companies.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, risks, and fees. More detailed descriptions of the Funds can be found further back in the Prospectus. Please be sure to read the more complete descriptions of the Funds following this summary, including the risks associated with investing in the Funds, BEFORE you invest. Each of the Funds also may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques includes special risks that are discussed in this Prospectus.

The Summary includes a table showing the Fund's average annual returns and a bar chart showing each Fund's annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

    -- how the Fund's average annual returns for one, five and 10 years (or life of the Fund) compare to those of a broad based securities market index; and

    -- changes in the Fund's performance from year to year over 10 years or, if shorter, the life of the Fund.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

    --   You may gain or lose money by investing in the Funds.

    -- An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit
         Insurance Corporation or any other government agency.

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in U.S. equity markets.

ALLIANCE PREMIER GROWTH FUND

    -- OBJECTIVE: The Fund's investment objective is long-term growth of capital through investments in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that Alliance believes are likely to achieve superior earnings growth.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of U.S. companies. In contrast to most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

         Normally, the Fund invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           %
S&P 500 Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance Premier Growth Fund from 1992 through 1998:]

              YEAR           ANNUAL RETURN

              1992*              9.29%
              1993               9.98%
              1994              -5.80%
              1995              46.87%
              1996              24.14%
              1997              32.67%
              1998

*   Cumulative return since inception (9/28/92).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ____%, ________ quarter, 19__
    Worst Quarter was:  down ____%, _______quarter, 19__

ALLIANCE GROWTH FUND

    -- OBJECTIVE: The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower rated fixed-income securities and convertible bonds and generally up to 15% in foreign securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %*
    Class B           %          %           %
    Class C           %          %           N/A
S&P 500 Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance Growth Fund from 1990 through 1998:]

              YEAR           ANNUAL RETURN

              1990*             -0.22%
              1991              63.61%
              1992              10.67%
              1993              28.99%
              1994              -1.15%
              1995              29.49%
              1996              23.20%
              1997              27.09%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE TECHNOLOGY FUND

    -- OBJECTIVE: The Fund's investment objective is growth through capital appreciation. Current income is incidental to the Fund's objective.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes).

         Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 10% of its total assets in foreign securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           N/A
    Class C           %          %           N/A
S&P 500 Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance Technology Fund from 1989 through 1998:]

              YEAR           ANNUAL RETURN

              1989               5.99%
              1990              -3.08%
              1991              54.24%
              1992              15.60%
              1993              21.63%
              1994              28.50%
              1995              45.80%
              1996              19.41%
              1997               4.54%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE QUASAR FUND

    -- OBJECTIVE: The Fund's investment objective is growth through capital appreciation by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of any company and industry and in any type of security with potential for capital appreciation. The Fund generally invests in a widely-diversified portfolio spread among many industries that offer the possibility of above-average earnings growth. The Fund invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           N/A
    Class C           %          %           N/A
Russell 2000 Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance Quasar Fund from 1989 through 1998:]

              YEAR           ANNUAL RETURN

              1989              28.20%
              1990             -23.44%
              1991              34.27%
              1992               2.81%
              1993              16.16%
              1994              -7.27%
              1995              47.64%
              1996              32.62%
              1997              17.24%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE FUND

    -- OBJECTIVE: The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund normally invests substantially all of its assets in high-quality common stocks that the Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in medium-capitalization or "mid-cap" companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objectives. The Fund also can invest in convertible securities, U.S. Government securities, and foreign securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           N/A
S&P 500 Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of The Alliance Fund from 1989 through 1998:]

              YEAR           ANNUAL RETURN

              1989              23.42%
              1990              -4.36%
              1991              33.91%
              1992              14.70%
              1993              14.26%
              1994              -2.51%
              1995              34.84%
              1996              17.54%
              1997              36.01%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

TOTAL RETURN FUNDS

The Total Return Funds offer investors both growth of capital and current income through a range of investment alternatives.

ALLIANCE GROWTH & INCOME FUND

    -- OBJECTIVE: The Fund's investment objective is capital appreciation and income through investments in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Fund also may invest in fixed income and convertible securities and in securities of foreign issuers.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           N/A
S&P 500 Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance Growth And Income Fund from 1989 through
1998:]

              YEAR           ANNUAL RETURN

              1989              25.56%
              1990              -1.70%
              1991              27.08%
              1992               4.52%
              1993               9.96%
              1994              -4.20%
              1995              37.86%
              1996              24.13%
              1997              28.86%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE BALANCED SHARES

    -- OBJECTIVE: The Fund's investment objective is high return by investing in a combination of equity and debt securities.

    -- PRINCIPAL INVESTMENT STRATEGIES: The percentage of the Fund's assets invested in each type of security (equity and fixed income) will vary, but at least 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in U.S. Government Securities, bonds, senior debt securities, preferred, and common stocks. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its assets in foreign equity and fixed income securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           %
S&P 500 Index
Lehman Brothers
  Government/Corporate
  Bond Index
Salomon Brothers 1-Year
  Treasury Bond Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance Balanced Shares from 1989 through 1998:]

              YEAR           ANNUAL RETURN

              1989              14.13%
              1990              -2.20%
              1991              20.47%
              1992               6.81%
              1993               9.93%
              1994              -5.79%
              1995              26.64%
              1996               9.36%
              1997              27.13%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE UTILITY INCOME FUND

    -- OBJECTIVE: The Fund's investment objective is current income and capital appreciation through investments in equity and fixed-income securities of companies in the utilities industry.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and foreign utility companies, although the Fund will limit its investments in issuers in any one foreign country to no more than 15% of its assets. The Fund may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                                             SINCE
                      1 YEAR     5 YEARS     INCEPTION

    Class A           %          %           N/A
    Class B           %          %           N/A
    Class C           %          %           N/A
S&P 500 Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance Utility Income Fund from 1993 through 1998:]

              YEAR           ANNUAL RETURN

              1993*              4.42%
              1994             -10.94%
              1995              22.93%
              1996               8.28%
              1997              30.65%
              1998

*   Cumulative return since inception (10/18/93).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE REAL ESTATE INVESTMENT FUND

    -- OBJECTIVE: The Fund's investment objective is total return from long-term growth of capital and income principally through investing in companies in equity securities of companies that are primarily engaged in or related to the real estate industry.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 35% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      SINCE
    1 YEAR            INCEPTION

    Class A           %
    Class B           %
    Class C           %
S&P 500 Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance Real Estate Investment Fund from 1996 through
1998:]

              YEAR           ANNUAL RETURN

              1996*             20.29%
              1997              22.98%
              1998

*   Cumulative return since inception (10/1/96).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

ALLIANCE NEW EUROPE FUND

    -- OBJECTIVE: The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of the countries, although it may invest 25% or more or its assets in a single country. The Fund may invest up to 35% of its total assets in high-quality U.S. dollar or foreign currency denominated fixed income securities issued by European governmental entities, multinational companies, or supranational organizations. At December 31, 1998, the Fund had approximately 20% its assets invested in securities of United Kingdom issuers.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                                             SINCE
                      1 YEAR     5 YEARS     INCEPTION

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           %
MSCI World Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance New Europe Fund from 1990 through 1998:]

              YEAR           ANNUAL RETURN

              1990*            -11.92%
              1991               3.31%
              1992              -0.53%
              1993              34.56%
              1994               4.64%
              1995              18.63%
              1996              20.58%
              1997              16.83%
              1998

*   Cumulative return since inception (4/2/90).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE WORLDWIDE PRIVATIZATION FUND

    -- OBJECTIVE: The Fund's investment objective is long-term capital appreciation.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of companies that are undergoing, or have undergone, privatization, although normally the Fund will invest significantly more of its assets in these securities. The Fund also invests in securities of companies that will benefit from privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

         The Fund diversifies its investments among a number of countries and normally invests in issuers based in four, and usually considerably more, countries. The Fund may invest up to 30% of its assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                                 SINCE
                      1 YEAR     INCEPTION

    Class A           %          %
    Class B           %          %
    Class C           %          %
MSCI EAFE Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance Worldwide Privatization Fund from 1994 through
1998:]

              YEAR           ANNUAL RETURN

              1994*             -0.20%
              1995               4.91%
              1996              23.14%
              1997              13.18%
              1998

*   Cumulative return since inception (6/2/94).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

    -- OBJECTIVE: The Fund's investment objective is long-term growth of capital through investments in equity securities of a limited number of carefully selected non-U.S. companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of comparatively large, high-quality non-U.S. companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in any one foreign country, but may invest up to 25% of its total assets in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland, and the United Kingdom. In contrast to more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.

         Normally, the Fund invests in about 60 companies, with the 30 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund invests in companies with market values in the range, or in excess, of the mid-range of the EAFE index (currently approximately $2.6 billion). Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.

              PERFORMANCE INFORMATION AND BAR CHART

         There is no bar chart for the Fund because it has not completed a full calendar year of operations. The performance information below is for the first six months of the Fund's operations.
                        PERFORMANCE TABLE

                      6 MONTHS

    Class A
    Class B
    Class C
MSCI World Index

ALLIANCE GLOBAL SMALL CAP FUND

    -- OBJECTIVE: The Fund's investment objective is long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalizations.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of global companies, both domestic and foreign with relatively small market capitalizations. The Fund's investments emphasize companies with a size that are in the smallest 20% of the U.S. stock market (or less than approximately $1.5 billion). Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries including the U.S.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           %
MSCI World Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance Global Small Cap Fund from 1989 through 1998:]

              YEAR           ANNUAL RETURN

              1989              24.60%
              1990             -24.89%
              1991              25.29%
              1992              -4.89%
              1993              20.04%
              1994              -4.55%
              1995              27.18%
              1996              19.37%
              1997               8.08%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE INTERNATIONAL FUND

    -- OBJECTIVE: The Fund's investment objective is total return from long-term growth of capital and income through diversified investments in non-U.S. companies.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of established non-U.S. countries, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           %
MSCI World Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance International Fund from 1989 through 1998:]

              YEAR           ANNUAL RETURN

              1989              29.62%
              1990             -20.95%
              1991               7.72%
              1992              -5.86%
              1993              27.51%
              1994               5.68%
              1995              10.10%
              1996               7.20%
              1997               1.41%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE GREATER CHINA '97 FUND

    -- OBJECTIVE: The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater
         China companies.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund may also invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of December 31, 1998 the Fund had approximately ___% of its assets invested in securities of Hong Kong companies.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                                 SINCE
                      1 YEAR     INCEPTION

    Class A
    Class B
    Class C
MSCI All Country Asia
  Pacific

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance Greater China '97 Fund for 1998:]

              YEAR           ANNUAL RETURN

              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE ALL-ASIA INVESTMENT FUND

    -- OBJECTIVE: The Fund's investment objective is long-term capital appreciation.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in securities of varied types of companies based in Asia and in the Pacific region. The Fund invests in equity securities, preferred stocks, and equity-linked debt securities issues by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. At December 31, 1998, the Fund had approximately ___% of its total assets invested in securities of Japanese companies.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                                 SINCE
                      1 YEAR     INCEPTION

    Class A           %          %
    Class B           %          %
    Class C           %          %
MSCI All Country Asia
  Pacific Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance All-Asia Investment Fund from 1994 through
1998:]

              YEAR           ANNUAL RETURN

              1994*              0.10%
              1995              10.21%
              1996               4.58%
              1997             -35.10%
              1998

*   Cumulative return since inception (11/28/94).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE GLOBAL ENVIRONMENT FUND

    -- OBJECTIVE: The Fund's investment objective is long-term capital appreciation through investment of substantially all of its assets in equity securities of companies in the environmental sector.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in environmental companies, which are companies whose principal business involves the sale of environmental protection systems or services. The Fund also invests in companies whose principal business lies outside the environmental sector but anticipate environmental regulations or consumer preferences through the development of new products, services, or services that would contribute to a cleaner and healthier environment. The Fund will invest substantially all of its assets in these two types of companies. The Fund invests in securities of companies in at least three, and normally considerably more, countries. At December 31, 1998, the Fund had approximately 82% invested in equity securities of U.S. companies.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          N/A         N/A
    Class C           N/A        N/A         N/A
S&P 500 Index

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[GRAPHIC - A bar chart illustrates the annual return for Class A shares of Alliance Global Environment Fund from 1990 through
1998:]

              YEAR           ANNUAL RETURN

              1990*             -5.48%
              1991               6.17%
              1992             -15.33%
              1993              -0.44%
              1994              -2.12%
              1995              19.30%
              1996              31.60%
              1997              18.73%
              1998

*   Cumulative return since inception (6/1/90).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

SUMMARY OF PRINCIPAL RISKS

The value of an investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. In this summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds subject to the risks appear in a chart at the end of the section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time.
This Prospectus has additional descriptions of investments that appear in bold type in the discussions under "Additional Investment Practices" or "Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

    -- MARKET RISK This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods. All of the Alliance Stock Funds are subject to market risk. Market risk also can apply to a particular industry sector and type of issuer and includes risks associated with investing substantial amounts in companies located in specific countries or geographic regions. Factors affecting that sector, issuer, or region could have a major effect on the value of a Fund's investments. While any Fund is subject to specific market risk to the extent it invests in a specific market, Alliance Stock Funds that are particularly subject to this risk are:

         -    PARTICULAR INDUSTRIES:  Technology Fund, Global
              Environment Fund, Utility Income Fund, and Real
              Estate Investment.

         - TYPES OF ISSUERS: Alliance Fund and Growth Fund (medium capitalization or mid-cap companies), Technology Fund (companies using new technology), Worldwide Privatization Fund (companies converting to private sector ownership), and Global Small Cap Fund (smaller, less seasoned companies or small cap companies).

         -    COUNTRIES OR GEOGRAPHIC REGIONS:  International
              Fund, Worldwide Privatization Fund, New Europe
              Fund, All-Asia Investment Fund, and Greater China
              '97 Fund.

    -- INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing or fixed-income or debt securities. Increases in interest rates may cause the value of a Fund's investments to decline. Interest rate risk is applicable to Funds that invest in fixed income securities and is greater for those Alliance Funds that invest a substantial portion of their assets in fixed-income or debt securities such as Balanced Shares, Utility Income Fund, and Growth and Income Fund.

         Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities such as Utility Income Fund. Real Estate Investment Trust, which invests in mortgage-backed securities, is more susceptible to changes in interest rates. Real Estate Investment Trust also has more exposure to interest rate risk because it invests in real estate industry companies.

    -- CREDIT RISK This is the risk that the issuer of a security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in lower-rated securities, such as Utility Income Fund.

    -- FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign investments are subject to this risk, including, in particular, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Greater China '97 Fund, Global Small Cap Fund, and Global Environment Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.
         Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

    -- CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign investments are subject to this risk, including, in particular, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Greater China '97 Fund, Global Small Cap Fund, and Global Environment Fund.

    -- MANAGEMENT RISK Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.

    -- FOCUSED PORTFOLIO RISK Funds, such as Premium Growth and International Premium Growth, that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Greater China '97 Fund may have more risk because it is "non-diversified" meaning that it invests its assets in a smaller number of companies than many other international funds.

    -- ALLOCATION RISK Balanced Shares has the risk that allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

                     PRINCIPAL RISKS BY FUND

The following chart summarizes the Principal Risks of each Fund.
Risks not marked for a particular Fund may, however, still apply to some extent to that fund at various times.

                  INTEREST                                    FOCUSED   ALLO-
           MARKET   RATE  CREDIT FOREIGN CURRENCY MANAGEMENT PORTFOLIO CATION
FUND        RISK    RISK   RISK   RISK     RISK      RISK      RISK     RISK

ALLIANCE
FUND         X                                         X

ALLIANCE
GROWTH
FUND          X                                        X

ALLIANCE
PREMIER
GROWTH
FUND          X                                        X         X

ALLIANCE
TECHNOLOGY
FUND         X                                         X

ALLIANCE
QUASAR
FUND          X                                        X

ALLIANCE
INTERNATIONAL
FUND          X                     X        X         X

ALLIANCE
INTERNATIONAL
PREMIER
GROWTH
FUND          X                     X        X         X         X

ALLIANCE
WORLDWIDE
PRIVATIZATION
FUND          X                     X        X         X

ALLIANCE
NEW EUROPE
FUND          X                     X        X         X

ALLIANCE
ALL-ASIA
INVESTMENT
FUND          X                     X        X         X

ALLIANCE
GREATER
CHINA
'97 FUND      X                     X        X         X         X

ALLIANCE
GLOBAL
SMALL CAP
FUND          X                     X        X         X

ALLIANCE
GLOBAL
ENVIRONMENT
FUND          X                     X        X         X

ALLIANCE
BALANCED
SHARES        X       X      X                         X                  X

ALLIANCE
UTILITY
INCOME
FUND          X       X      X      X        X         X

ALLIANCE
GROWTH AND
INCOME
FUND          X       X      X      X        X         X

ALLIANCE
REAL ESTATE
INVESTMENT
FUND          X       X                                X


EXPENSE INFORMATION

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                SHAREHOLDER TRANSACTION EXPENSES
            (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A     CLASS B      CLASS C
                              SHARES      SHARES       SHARES

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)  4.25%       None         None

Maximum Deferred Sales Charge  None     4.0% during  1.0% during
(Load) (as a percentage of                the 1st      the 1st
original purchase price                    year,      year, 0%
or redemption proceeds,                 decreasing   thereafter
whichever is lower)                        1.0%
                                        annually to
                                       0% after the
                                         4th year*

Exchange Fee                   None        None         None

*   Class B Shares of every Fund automatically convert to Class A
Shares after 8 years.

                 ANNUAL FUND OPERATING EXPENSES
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AND EXAMPLE

The example is to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Your actual costs may be higher or lower.

                          OPERATING EXPENSES                                                          EXAMPLES

PREMIER GROWTH                   CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                1.00%    1.00%    1.00%    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                 .33%    1.00%    1.00%    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Net Expenses                         %        %        %






                               31




GROWTH                           CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                 .75%     .75%     .75%    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                 .30%    1.00%    1.00%    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Net Expenses                         %        %        %

TECHNOLOGY                       CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                1.11%    1.11%    1.11%    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                 .30%    1.00%    1.00%    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Net Expenses                         %        %        %

QUASAR                           CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                1.15%    1.15%    1.15%    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                 .21%    1.00%    1.00%    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Net Expenses                         %        %        %

ALLIANCE FUND                    CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                 .70%     .70%     .70%    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                 .19%    1.00%    1.00%    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Net Expenses                         %        %        %

GROWTH AND INCOME                CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                 .51%     .51%     .51%    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                 .21%    1.00%    1.00%    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Net Expenses                         %        %        %

BALANCED SHARES                  CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                 .63%     .63%     .63%    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                 .24%    1.00%    1.00%    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Net Expenses                         %        %        %






                               32




UTILITY INCOME                   CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                0.00%    0.00%    0.00%    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                 .30%    1.00%    1.00%    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Waiver and/or Expense
  Reimbursement (a)                  %        %        %
Net Expenses                         %        %        %

REAL ESTATE INVESTMENT           CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                    %        %        %    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                    %        %        %    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Net Expenses                         %        %        %

NEW EUROPE                       CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                1.07%    1.07%    1.07%    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                 .30%    1.00%    1.00%    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Net Expenses                         %        %        %

WORLDWIDE PRIVATIZATION          CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                1.00%    1.00%    1.00%    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                 .30%    1.00%    1.00%    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Net Expenses                         %        %        %

INTERNATIONAL PREMIER GROWTH     CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                    %        %        %    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                    %        %        %    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Waiver and/or Expense
  Reimbursement (a)                  %        %        %
Net Expenses                         %        %        %

GLOBAL SMALL CAP                 CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                1.00%    1.00%    1.00%    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                 .30%    1.00%    1.00%    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Net Expenses                         %        %        %


                               33




INTERNATIONAL                    CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                 .92%     .92%     .92%    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                 .17%    1.00%    1.00%    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Waiver and/or Expense
  Reimbursement (a)                  %        %        %
Net Expenses                         %        %        %

GREATER CHINA '97                CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                    %        %        %    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                    %        %        %    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Waiver and/or Expense
  Reimbursement (a)                  %        %        %
Net Expenses                         %        %        %

ALL-ASIA INVESTMENT              CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                 .75%     .75%     .75%    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                 .30%    1.00%    1.00%    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
  Administration Fees
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Waiver and/or Expense
  Reimbursement (a)                  %        %        %
Net Expenses                         %        %        %

GLOBAL ENVIRONMENT               CLASS A  CLASS B  CLASS C                 CLASS A    CLASS B+  CLASS B++   CLASS C+    CLASS C++

  Management Fees                    %        %        %    After 1 Yr.    $          $         $           $           $
  Rule 12b-1 Fees                    %        %        %    After 3 Yrs.   $          $         $           $           $
  Other Expenses                     %        %        %    After 5 Yrs.   $          $         $           $           $
Total Fund Operating Expenses        %        %        %    After 10 Yrs.  $          $(b)      $(b)        $           $
Net Expenses                         %        %        %

+    Assumes redemption at end of period.
++   Assumes no redemption at end of period.
(a) Reflects Alliance's waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. The level of waiver or reimbursement may be changed upon 60 days' notice to the Fund.
(b)  Assumes Class B shares convert to Class A after eight years.

                            GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common stock.

DEBT SECURITIES are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

DEPOSITARY RECEIPTS include American Depositary Receipts
("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule
144A under the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

ASIAN COMPANY is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country,
(ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

ASIAN COUNTRIES are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

BENEFICIARY COMPANIES are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste.

ELIGIBLE COMPANIES are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

ENVIRONMENTAL COMPANIES are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

GREATER CHINA COMPANY is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or
(iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

GREATER CHINA COUNTRIES are the People's Republic of China
("China"), the Hong Kong Special Administrative Region of the
People's Republic of China ("Hong Kong") and the Republic of
China ("Taiwan").

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

RATING AGENCIES, RATED SECURITIES, AND INDEXES

DUFF & PHELPS is Duff & Phelps Credit Rating Co.

EAFE INDEX is Morgan Stanley Capital International Europe,
Australasia and Far East ("EAFE") Index.

FITCH is Fitch IBCA, Inc.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

_______________________________________________________________

                    DESCRIPTION OF THE FUNDS
_______________________________________________________________

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of the Alliance Stock Funds. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

-- Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF INVESTMENT PRACTICES following this section.

-- The description of the principal risks for a Fund may include risks defined in the SUMMARY OF RISKS above. Additional information about risks of investing in a Fund can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

-- Additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's Statement of Additional Information or SAI.

-- Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

ALLIANCE PREMIER GROWTH FUND

Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-50 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Fund also may:

-- invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;

--  invest up to 5% of its net assets in rights or warrants;

-- invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it;

-- purchase and sell exchange-traded index options and stock index futures contracts; and

-- write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLIANCE GROWTH FUND

Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated fixed-income and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

--  invest in zero-coupon and payment-in-kind bonds;

-- invest in foreign securities although not generally in excess of 15% of its total assets;

-- buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts;

-- make loans of portfolio securities of up to 25% of its total assets;

-- enter into repurchase agreements of up to 25% of its total assets;

--  purchase and sell securities on a forward commitment basis;

-- buy and sell stock index futures contracts and options on those contracts and on stock indices;

-- purchase and sell futures contracts and options on futures and U.S. Treasury securities;

--  write covered call and put options; and

--  purchase and sell put and call options.

ALLIANCE TECHNOLOGY FUND

Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities and up to 10% of its total assets in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

-- write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

--  invest up to 10% of its total assets in warrants; and

-- make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

ALLIANCE QUASAR FUND

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. Selecting securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

-- make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales;
    and

-- write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The
Fund's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

THE ALLIANCE FUND

The Alliance Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

-- write exchange-traded covered call options on up to 25% of its total assets;

-- make secured loans of portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions;

-- enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets;

While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.

TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

ALLIANCE GROWTH AND INCOME FUND

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality. The Fund also may also purchase and sell financial forward and futures contracts and options on these securities for hedging purposes.

ALLIANCE BALANCED SHARES

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Funds investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will invest at least 25% of its total assets in investment grade debt securities. These investments may include short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.

The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

-- enter into contracts for the purchase or sale for future delivery of foreign currencies;

-- purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes

-- subject to market conditions, write covered call options listed on a domestic exchange to realize income.

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one on these asset classes is performing more poorly than the other.

ALLIANCE UTILITY INCOME FUND

Alliance Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The utilities industry consists of companies engaged in:

-- the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave, and other companies providing communication facilities for the public;
    or

-- the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers, and non-utility generators.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and foreign issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one foreign country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may invest up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund also may:

-- invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund;

--  invest up to 5% of its net assets in rights or warrants;

-- invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;"

-- write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

-- purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

-- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

-- purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

--  purchase or sell forward contracts;

-- enter into interest rate swaps and purchase or sell interest rate caps and floors;

-- enter into forward commitments for the purchase or sale of securities;

--  enter into standby commitment agreements;

-- enter into repurchase agreements for U.S. Government securities;

--  make short sales of securities or maintain a short position;
    and

-- make secured loans of portfolio securities of up to 20% of its total assets.

The Fund's principal risks include its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments of their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Declines in the prices of alternative fuels have adversely affected gas utilities. Oversupply conditions and competition also have affected gas utilities. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of gas and telephone utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

ALLIANCE REAL ESTATE INVESTMENT FUND

Alliance Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in
(a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below.

In selected Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to a value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

The universe of property-owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Fund. Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

--  invest up to 10% of its net assets in rights or warrants;

-- invest up to 15% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by the Fund;

-- make loans of portfolio securities of up to 25% of its total assets;

-- enter into repurchase agreements of up to seven days' duration;

-- enter into forward commitment transactions as long as the Fund's aggregate commitments under such transactions are not more than 30% of the Fund's total assets;

--  enter into standby commitment agreements; and

-- make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales.

Because the Fund invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks which are described under the Additional Risks Section.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

ALLIANCE NEW EUROPE FUND

Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in these securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth. In addition, the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. The Fund will emphasize investments in larger, established companies, but will also invest in smaller, emerging companies.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in these companies, or more than 10% of its total assets in issuers based in any one country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three of these countries. The Fund, however, may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in companies located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

-- invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies;

-- invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities";

--  purchase and sell forward contracts;

-- write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

-- enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

-- purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

-- make secured loans of portfolio securities of up to 30% of its total assets;

-- enter into forward commitments for the purchase or sale of securities; and

--  enter into standby commitment agreements.

The Fund's investments in non-U.S. countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

ALLIANCE WORLDWIDE PRIVATIZATION FUND

Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund invests up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan.

The Fund may invest all of its assets within a single region of the world.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund invests up to 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

--  invest up to 20% of its total assets in rights or warrants;

-- write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

-- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts;

-- purchase and write put and call options on foreign currencies for hedging purposes;

--  purchase or sell forward contracts;

-- enter into forward commitments for the purchase or sale of securities;

--  enter into standby commitment agreements;

--  enter into currency swaps for hedging purposes;

-- enter into repurchase agreements for U.S. Government securities;

--  make short sales of securities or maintain a short position;
    and

-- make secured loans of portfolio securities equal in value of up to 30% of its total assets to entities with which it can enter into repurchase agreements.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

Alliance International Premier Growth Fund seeks long term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected non-U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 60 companies will be represented in the Fund's portfolio, and the 30 most highly regarded of these companies usually will constitute approximately 70% of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Fund's investment objective will be met.

Alliance expects the average weighted market capitalization of the companies represented in the Fund's portfolio (i.e., the number of a company's outstanding shares multiplied by the price per share) normally will be in the range of, or in excess of, that of the companies comprising the EAFE Index. As of December 31, 1998, the average weighted market capitalization of those companies was approximately $__ billion.

Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, approximately 70% of the Fund's net assets will usually be invested in the approximately 30 most highly regarded such companies. The Fund will not concentrate more than 25% of its total assets in any one industry. Within this limit, portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund's investments will be diversified among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland and the United Kingdom. Within these limits, geographic distribution of the Fund's investments among countries or regions will also be a product of the stock selection process rather than predetermined allocation. To the extent that the Fund's assets will be concentrated within one region, the Fund may be subject to any special risks that may be associated with that region. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund will not normally make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

-- invest up to 20% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund;

--  invest up to 20% of its total assets in rights or warrants;

-- write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

-- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

-- purchase and write put and call options on foreign currencies for hedging purposes;

--  purchase or sell forward contracts;

--  enter into standby commitment agreements;

-- enter into forward commitments for the purchase or sale of securities;

--  enter into currency swaps for hedging purposes;

-- enter into repurchase agreements for U.S. Government securities;

-- make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales; and

-- make secured loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLIANCE GLOBAL SMALL CAP FUND

Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization companies. These companies are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on an U.S. or foreign exchange or traded over-the-counter.

The Fund also may:

-- invest up to 20% of its total assets in warrants to purchase equity securities;

-- invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

--  purchase or sell forward foreign currency contracts;

-- write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

-- make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources.
They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund's investments in non-U.S. companies and in smaller companies will be more volatile and may differ substantially from the overall market.

ALLIANCE INTERNATIONAL FUND

Alliance International Fund seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund also may:

--  purchase or sell forward foreign currency exchange contracts;

-- write covered call or put options, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

-- enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

-- purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

-- make loans of portfolio securities equal in value up to 30% of its total assets; and

-- enter into repurchase agreements of up to seven days' duration of up to 10% of the Fund's total assets.

Investments in non-U.S. countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLIANCE GREATER CHINA '97 FUND, INC.

Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth, although growth is expected to slow in 1998. This growth has resulted from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete, openness to foreign investment extends as well to the securities markets of both countries. Hong Kong's free-market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.

With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.

With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong, a world financial and trade center in its own right, with a large stock exchange and offices of many of the world's multinational companies, has been the gateway to trade with and foreign investment in China. With the long-awaited transfer on July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to continue to intensify, with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.

Notwithstanding the, at times considerable, political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's twenty largest and its foreign exchange reserves are third largest in the world measured in U.S. dollars. As China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.

Alliance believes that over the long term conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies. Appendix A has additional Information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in
(i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only investment grade securities. If the Fund has an investment in a debt security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration, the Fund will dispose of that security.

The Fund also may:

-- invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund;

--  invest up to 20% of its net assets in rights or warrants;

-- invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;"

-- invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

-- invest up to 20% of its net assets in loans and other direct debt securities;

-- write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

-- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

-- purchase and write put and call options on foreign currencies for hedging purposes;

--  purchase or sell forward contracts;

-- enter into interest rate swaps and purchase or sell interest rate caps and floors;

-- enter into forward commitments for the purchase or sale of securities;

--  enter into standby commitment agreements;

--  enter into currency swaps for hedging purposes;

-- enter into repurchase agreements for u.s. government securities;

-- make short sales of securities or maintain a short position, in each case only if against the box; and

-- make secured loans of portfolio securities of up to 30% of its total assets.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and differ from the overall market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition the Fund is "nondiversified" meaning that it invests its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLIANCE ALL-ASIA INVESTMENT FUND

Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest at least 80% of its total assets in Asian companies and Asian debt securities but also may invest in securities issued by non-Asian issuers. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries that create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate, and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser-developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.

With respect to its investments in debt securities, the Fund will primarily invest in investment grade debt securities but may invest up to 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

-- invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund;

--  invest up to 20% of its net assets in rights or warrants;

-- invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;"

-- invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

-- invest up to 25% of its net assets in loans and other direct debt instruments;

-- write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

-- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of

    U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

-- purchase and write put and call options on foreign currencies for hedging purposes;

--  purchase or sell forward contracts;

-- enter into interest rate swaps and purchase or sell interest rate caps and floors;

-- enter into forward commitments for the purchase or sale of securities;

--  enter into standby commitment agreements;

--  enter into currency swaps for hedging purposes;

-- enter into repurchase agreements for u.s. government securities;

-- make short sales of securities or maintain a short position, in each case only if against the box; and

-- make secured loans of portfolio securities of up to 30% of its total assets.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net assets value. The Fund's investments in debt securities have interest rate and credit risk.

ALLIANCE GLOBAL ENVIRONMENT FUND

Alliance Global Environment Fund is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration.

The Fund invests in two categories of Eligible Companies -- Environmental Companies and Beneficiary Companies. The Fund may invest in a company with a broadly diversified business only a part of which provides such products, processes, or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services.
Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater, and foods, and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

The environmental services industry generally is positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies that protect the environment.

Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency.

The Fund also may:

-- invest up to 20% of its total assets in warrants to purchase equity securities;

--  invest in depositary receipts;

-- purchase and write put and call options on foreign currencies for hedging purposes;

-- enter into forward foreign currency transactions for hedging purposes;

-- invest in currency futures and options on such futures for hedging purposes; and

-- make secured loans of portfolio securities of up to 30% of its total assets.

The Fund's investments in non-U.S. companies and in specific types of companies that provide environmental services will be more volatile and may differ substantially from the overall market. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies.

DESCRIPTION OF INVESTMENT PRACTICES

This section describes the investment practices of the Funds and risks associated with these practices. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

ASSET-BACKED SECURITIES. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline.
While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities except with respect to GROWTH FUND, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

EQUITY-LINKED DEBT SECURITIES. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by INTERNATIONAL PREMIER GROWTH FUND, WORLDWIDE PRIVATIZATION FUND, NEW EUROPE FUND, ALL-ASIA INVESTMENT FUND, GREATER CHINA '97 FUND, UTILITY INCOME FUND, or REAL ESTATE INVESTMENT FUND if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Fund purchases or sells forward foreign currency exchange contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. INTERNATIONAL FUND, NEW EUROPE FUND and GLOBAL SMALL CAP FUND will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. INTERNATIONAL FUND, NEW EUROPE FUND and GLOBAL SMALL CAP FUND investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. GROWTH FUND also may also purchase and sell foreign currency on a spot basis.

ILLIQUID SECURITIES. None of the Funds will invest more than 15% of its net assets in illiquid securities and some may invest less than 15%. THE ALLIANCE FUND and the GROWTH FUND may invest up to 5% of their total assets in illiquid securities. The TECHNOLOGY FUND, the QUASAR FUND, the NEW EUROPE FUND, and the GLOBAL SMALL CAP FUND may invest up to 10% of their total assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor each Fund's investments in illiquid securities under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the limit on investments so long as the securities meet liquidity guidelines established by a Fund's Directors.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

INTEREST RATE TRANSACTIONS. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect TO ALL-ASIA INVESTMENT FUND, GREATER CHINA '97 FUND and UTILITY INCOME FUND, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

LOANS OF PORTFOLIO SECURITIES. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-BACKED SECURITIES AND ASSOCIATED RISKS. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed
Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. REAL ESTATE INVESTMENT FUND may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. REAL ESTATE INVESTMENT FUND will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although REAL ESTATE INVESTMENT FUND does not intend to invest in residual interests.

OPTIONS ON SECURITIES. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

TECHNOLOGY FUND and GLOBAL SMALL CAP FUND will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts.

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of INTERNATIONAL PREMIER GROWTH FUND 100% of its total assets. PREMIER GROWTH FUND AND GROWTH AND INCOME FUND may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. PREMIER GROWTH FUND and GROWTH AND INCOME FUND may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

RIGHTS AND WARRANTS. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. WORLDWIDE PRIVATIZATION FUND, ALL-ASIA INVESTMENT FUND, GREATER CHINA '97 Fund and UTILITY INCOME FUND EACH may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that ALL-ASIA INVESTMENT FUND, GREATER CHINA '97 FUND and REAL ESTATE INVESTMENT FUND may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to NEW EUROPE FUND AND REAL ESTATE INVESTMENT FUND, 50% with respect to INTERNATIONAL PREMIER GROWTH FUND, WORLDWIDE PRIVATIZATION FUND, ALL-ASIA INVESTMENT FUND and GREATER CHINA '97 FUND and 20% with respect to UTILITY INCOME FUND, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

GENERAL. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Fund is included in the FINANCIAL HIGHLIGHTS section. The Funds are actively managed and, in some cases in response market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations.

                 ADDITIONAL RISK CONSIDERATIONS

         Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Substantially all of the assets of INTERNATIONAL FUND, INTERNATIONAL PREMIER GROWTH FUND, NEW EUROPE FUND, ALL-ASIA INVESTMENT FUND, GREATER CHINA '97 FUND and WORLDWIDE PRIVATIZATION FUND and a substantial portion of the assets of GLOBAL SMALL CAP FUND and GLOBAL ENVIRONMENT FUND are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

INTERNATIONAL FUND, ALL-ASIA INVESTMENT FUND and GREATER CHINA '97 FUND may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and Greater China issuers, respectively. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

INVESTMENT IN PRIVATIZED ENTERPRISES BY WORLDWIDE PRIVATIZATION FUND. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

INVESTMENT IN SMALLER, EMERGING COMPANIES. The Funds may invest in smaller, emerging companies. GLOBAL SMALL CAP FUND and NEW EUROPE FUND will emphasize investment in, and ALL-ASIA INVESTMENT FUND, GREATER CHINA '97 FUND and GLOBAL ENVIRONMENT FUND may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies.
The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

INVESTMENTS IN ENVIRONMENTAL COMPANIES BY GLOBAL ENVIRONMENT FUND. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficulty in finding experienced employees.

THE REAL ESTATE INDUSTRY. Although REAL ESTATE INVESTMENT FUND does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if REAL ESTATE INVESTMENT FUND receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which REAL ESTATE INVESTMENT FUND may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. AND FOREIGN TAXES. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of ALL-ASIA INVESTMENT FUND, between five and 25 years in the case of UTILITY INCOME FUND, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

YEAR 2000 AND EURO. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Funds' major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. In addition, to the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem or the Euro, or prices of securities held by the Funds decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Funds' shares may be materially affected.

With respect to the Year 2000, the Funds have been advised that Alliance, each Fund's investment adviser, Alliance Fund Distributors, Inc, ("AFD"), each Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

With respect to the Euro, the Funds have been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

The Funds and Alliance have been advised by the Funds' Custodians that they are also in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Funds and Alliance have no reason to believe that the Custodians will be unable to achieve these goals.

                     MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management, L.P.,
1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 1998 totaling more than $___ billion (of which approximately $__ billion represented assets of investment companies). Alliance's clients are primarily major corporate employee benefit plans, public employee retirement systems, investment companies, foundations, and endowment funds. The __ registered investment companies, with more than ___ separate portfolios, managed by Alliance currently have over two million shareholders. As of December 31, 1998, Alliance was retained as investment manager for over [ ] of the Fortune 100 Companies.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of net assets:

                               FEE AS A          FISCAL
                               PERCENTAGE        YEAR
FUND                           OF NET ASSETS *   ENDING

Premier Growth
Growth
Technology
Quasar
Alliance Fund
Growth and Income Fund
Balanced Shares
Utility Income Fund
Real Estate Investment
New Europe
Worldwide Privatization
International Premier Growth
Global Small Cap
International
Greater China '97
All-Asia Investment
Global Environment

* Fees are stated net of waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

In connection with providing advisory services to GREATER CHINA '97 FUND, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

PORTFOLIO MANAGER

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                     PRINCIPAL OCCUPATION
                                                     DURING THE PAST FIVE
FUND               EMPLOYEE; YEAR; TITLE             (5) YEARS

Premier Growth     Alfred Harrison; since            Associated with Alliance
                   inception--Vice Chairman of
                   Alliance Capital Management
                   Corporation (ACMC)

Growth             Tyler Smith; since inception--    Associated with Alliance
                   Senior Vice President of ACMC

Technology         Peter Anastos; since 1992--       Associated with Alliance
                   Senior Vice President of ACMC
                   Gerald T. Malone; since 1992-
                   -Senior Vice President of ACMC

Quasar             Alden M. Stewart since 1994--     Associated with Alliance
                   Executive Vice President of
                   ACMC*
                   Randall E. Haase since 1994--     Associated with Alliance
                   Senior Vice President of ACMC

Alliance Fund      Alden M. Stewart; since 1997--    (see above)
                   (see above)

                   Randall E. Haase; since 1997-     (see above)
                   (see above)

Growth & Income    Paul Rissman; since 1994--        Associated with Alliance
                   Senior Vice President of ACMC

Balanced Shares    Paul Rissman since 1997--(see     (see above)
                   above)

Utility Income     Paul Rissman since 1996--(see     (see above)
                   above)

Real Estate
 Investment        Daniel G. Pine; since 1996--      Associated with Alliance
                   Senior Vice President of ACMC     since 1996; prior
                                                     thereto; Senior Vice
                                                     President of Desai
                                                     Capital Management

                   David Kruth; since 1997--Vice     Associated with Alliance
                   President of ACMC                 since 1997; prior
                                                     thereto; Senior Vice
                                                     President of Yarmouth
                                                     Group

New Europe         Steven Beinhacker; since 1997--   Associated with Alliance
                   Vice President of ACMC

Worldwide
Privatization      Mark H. Breedon; since inception  Associated with Alliance
                                                     Senior Vice President of
                                                     ACMC and Director and
                                                     Vice President of
                                                     Alliance Capital
                                                     Limited **

International
Premier Growth     Alfred Harrison; since 1998--     (see above)
                   (see above)
                   Thomas Kamp since 1998--Senior    Associated with Alliance
                   Vice President of ACMC

Global Small Cap   Alden M. Stewart; since 1994--    (see above)
                   (see above)
                   Randall E. Haase; since 1994--    (see above)
                   (see above)
                   Ronald L. Simcoe; since 1993--    Associated with Alliance
                   Vice President of ACMC

International      Bruce W. Calvert; since 1998--    Associated with Alliance
                   Vice Chairman and Chief
                   Investment Officer of ACMC

Greater China '97  Matthew W.S. Lee; since 1997--    Associated with Alliance
                   Vice President of ACMC            since 1997; prior
                                                     thereto; associated with
                                                     National Mutual Funds

                                                     Management (Asia) and
                                                     James Capel and Co.
                                                     since prior to 1994

All-Asia
 Investment        Hiroshi Motoki; since 1998--      Associated with Alliance
                   Senior Vice President of ACMC     since 1994; prior
                   and director of Japanese/Asian    thereto; associated with
                   Equity research                   Ford Motor Company

Global Environment Linda Bolton Weiser; since        Associated with Alliance
                   1998-- Vice President of ACMC

*    The sole general partner of Alliance.
**   An indirect wholly-owned subsidiary of Alliance.

PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS. In addition to managing the assets of PREMIER GROWTH FUND, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for PREMIER GROWTH FUND, except for the ability of PREMIER GROWTH FUND to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which PREMIER GROWTH FUND, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objective and Policies."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the nineteen full calendar years during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance and cumulatively through September 30, 1998. As of September 30, 1998, the assets in the Historical Portfolios totaled approximately $12.3 billion and the average size of an institutional account in the Historical Portfolio was $412 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by PREMIER

GROWTH FUND, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for PREMIER GROWTH FUND. Expenses associated with the distribution of Class A, Class B and Class C shares of PREMIER GROWTH FUND in accordance with the plan adopted by PREMIER GROWTH FUND's Board of Directors pursuant to Rule 12b-1 under the 1940 Act ("distribution fees") are also excluded. See "Expense Information." The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent PREMIER GROWTH FUND does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to PREMIER GROWTH FUND. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If PREMIER GROWTH FUND were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, PREMIER GROWTH FUND's performance relative to the index would be reduced by PREMIER GROWTH FUND's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on PREMIER GROWTH FUND's shareholders of sales charges and income taxes.

The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the PREMIER GROWTH FUND as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of PREMIER GROWTH FUND. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

         SCHEDULE OF COMPOSITE INVESTMENT PERFORMANCE--
                     HISTORICAL PORTFOLIOS*

                                                       RUSSELL      LIPPER
             PREMIER   HISTORICAL        S&P 500         100        GROWTH
             GROWTH    PORTFOLIOS         INDEX     GROWTH INDEX  FUND INDEX
              FUND   TOTAL RETURN**   TOTAL RETURN  TOTAL RETURN TOTAL RETURN

Year ended December:
1998
1997***       27.05%      34.64%          33.36%        30.49%       25.30%
1996***       18.84       22.06           22.96         23.12        17.48
1995***       40.66       39.83           37.58         37.19        32.65
1994                      (9.78)          (4.82)        (1.32)       (1.57)

1993                       5.35           10.54         10.08        11.98
1992                     ---              12.18          7.62         7.63
1991                     ---              38.91         30.47        35.20
1990         ---          (1.57)          (3.10)        (0.26)       (5.00)
1989         ---          38.80           31.69         35.92        28.60
1988         ---          10.88           16.61         11.27        15.80
1987          --           8.49            5.25          5.31         1.00
1986         ---          27.40           18.67         15.36        15.90
1985         ---          37.41           31.73         32.85        30.30
1984         ---          (3.31)           6.27          (.95)       (2.80)
1983         ---          20.80           22.56         15.98        22.30
1982         ---          28.02           21.55         20.46        20.20
1981         ---          (1.09)          (4.92)       (11.31)       (8.40)
1980         ---          50.73           32.50         39.57        37.30
1979         ---          30.76           18.61         23.91        27.40
Cumulative total
   return for
   the period
   January 1, 1979 to
   December 31, 1998

                         ---                             %

  * Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for PREMIER GROWTH FUND are for Class A shares, with imposition of the maximum 4.25% sales charge.

 ** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.

*** During this period, the Historical Portfolios differed from PREMIER GROWTH FUND in that PREMIER GROWTH FUND invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 1998 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

                        AVERAGE ANNUAL TOTAL RETURNS

                  PREMIER                              RUSSELL      LIPPER
                  GROWTH     HISTORICAL    S&P          1000        GROWTH
                   FUND      PORTFOLIOS   INDEX     GROWTH INDEX  FUND INDEX
One year             %            %         %             %            %
Three years
Five years
Ten years
Since January 1,
1979                ---

+   Since inception on 9/28/92

The Funds' Statements of Additional Information has more detailed information about Alliance and other Fund service providers.

PURCHASE AND SALE OF SHARES

    HOW THE FUND VALUES ITS SHARES

The Funds' net asset value or NAV is calculated at 4 p.m. Eastern time each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds' value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the next section of this Prospectus, DISTRIBUTION ARRANGEMENTS, for details.

    HOW TO BUY SHARES

You may purchase a Funds' shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund
Distributors, Inc., or AFD.

    Minimum investment amounts are:

    --   Initial:                           $250
    --   Subsequent:                        $ 50
    --   Automatic Investment Program:      $ 25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In this regard, the Funds' reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

    HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m. Eastern time to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

    HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the NYSE is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, you cannot redeem any portion of it until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

    --   Selling Shares Through Your Broker

Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

    --   Selling Shares Directly to the Fund

BY MAIL:

    - Send a signed letter of instruction or stock power, along with certificates, to:

                     Alliance Fund Services
                          P.O. Box 1520
                    Secaucus, N.J. 07906-1520
                          800-221-5672

    - For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

BY TELEPHONE:

    - You may redeem your shares for which no stock certificates have been issued by telephone request.
         Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

    - A telephone redemption request must be received by 4:00 p.m. Eastern time for you to receive that day's
         NAV, less any applicable CDSC.

    -- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

    -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

    -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous
         30 calendar days.

    DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund's income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

The Funds expect that distributions will consist either of net income or long-term capital gains. For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any capital gains distributions may be taxable to you as capital gains. A Fund's distributions also may be subject to certain state and local taxes.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to REAL ESTATE INVESTMENT FUND and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Fund's SAI for a further explanation of these tax issues.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

DISTRIBUTION ARRANGEMENT

Share Classes.  The Fund offers three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV with an initial sales charge as follows.


                                        INITIAL SALES CHARGE
                                                            Commission to
                                                            Dealer/Agent
                           As % of Net        As % of          as % of
Amount Purchased          Amount Invested  Offering Price  Offering Price

Up to $100,000                  4.44%            4.25%           4.00%
$100,000 up to $250,000         3.36             3.25            3.00
$250,000 up to $500,000         2.30             2.25            2.00
$500,000 up to $1,000,000       1.78             1.75            1.50

You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending of the number of years you hold the shares. The CDSC amounts are:

YEARS SINCE PURCHASE         CDSC
First                        4.0%
Second                       3.0%
Third                        2.0%
Fourth                       1.0%
Fifth                        None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase shares at NAV without an initial sales charge.
A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                          RULE 12B-1 FEE (AS A PERCENT OF
                         AGGREGATE AVERAGE DAILY NET ASSETS)

    Class A                               .30%*
    Class B                              1.00%
    Class C                              1.00%

  * The fee under the Rule 12b-1 Plan for the Class A shares of GROWTH FUND and PREMIER GROWTH FIND is .50% of the aggregate average daily net assets. The Directors of GROWTH FUND currently limit the payments to .30%. The Directors of PREMIER GROWTH FUND limit payments for Class A shares purchased after November 1993 to .30% of net assets.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI or further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents for the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

GENERAL INFORMATION

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

                      FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by ______________, the Fund's independent auditors, whose report, along with Fund's financial statements, appears in the Statement of Additional Information, which is available upon request.

                                                  CLASS A
                                                YEAR ENDED
                                  _______________________________________

                                   1998     1997     1996    1995    1994

Net asset value, beginning of
  period                             $        $        $       $       $

INCOME FROM INVESTMENT OPERATIONS
Net investment income (Loss)

Net Realized and Unrealized Gain
  (Loss) on Investments
Net Increases (Decrease) in Net
  Asset Value From Operations

LESS: DISTRIBUTIONS
Dividends From Net Investment
  Income
Dividends From Net Realized Gains
Total Dividends and Distributions

Net asset value, end of period

TOTAL RETURN
Total investment return based on
  net asset value

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's
  omitted)
Ratio of Expenses To Average Net
  Assets
Ration of Net Investment Income
  (Loss) To Average Net Assets
Portfolio Turnover Rate

                                                  CLASS B
                                                YEAR ENDED
                                 _________________________________________
                                   1998     1997     1996    1995    1994

Net asset value, beginning of
  period                             $        $        $       $       $

INCOME FROM INVESTMENT OPERATIONS
Net investment income (Loss)

Net Realized and Unrealized Gain
  (Loss) on Investments
Net Increases (Decrease) in Net
  Asset Value From Operations

LESS: DISTRIBUTIONS
Dividends From Net Investment
  Income
Dividends From Net Realized Gains
Total Dividends and Distributions

Net asset value, end of period

TOTAL RETURN
Total investment return based on
  net asset value

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's
  omitted)
Ratio of Expenses To Average Net
  Assets
Ration of Net Investment Income
  (Loss) To Average Net Assets
Portfolio Turnover Rate

                                                    CLASS C
                                                  YEAR ENDED
                                   _________________________________________
                                   1998     1997     1996    1995    1994

Net asset value, beginning of
  period                             $        $        $       $       $

INCOME FROM INVESTMENT OPERATIONS
Net investment income (Loss)

Net Realized and Unrealized Gain
  (Loss) on Investments
Net Increases (Decrease) in Net
  Asset Value From Operations

LESS: DISTRIBUTIONS
Dividends From Net Investment
  Income
Dividends From Net Realized Gains
Total Dividends and Distributions

Net asset value, end of period

TOTAL RETURN
Total investment return based on
  net asset value

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's
  omitted)
Ratio of Expenses To Average Net
  Assets
Ration of Net Investment Income
  (Loss) To Average Net Assets
Portfolio Turnover Rate

For more information about the Funds, the following documents are available upon request:

--  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

--  STATEMENT OF ADDITIONAL INFORMATION (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies.
The Funds' SAIs are incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:           c/o Alliance Fund Services, Inc.
                   P.B. Box 1520
                   Secaucus, NJ 07096-1520

BY PHONE:          For Information: (800) 221-5672
                   For Literature:  (800) 227-4618

Or you may view or obtain these documents from the SEC:

IN PERSON:         at the SEC's Public Reference Room in
                   Washington, D.C.

BY PHONE:          1-800-SEC-0330

BY MAIL:           Public Reference Section
                   Securities and Exchange Commission
                   Washington, DC 20549-6009
                   (duplicating fee required)

ON THE INTERNET:   www.sec.gov

Your also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com

                           APPENDIX A

The following is additional information about the United Kingdom, Japan and Greater China countries.

Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. dollar to the pound sterling was 1.50 in 1993 and 1.64 in 1997. On October 13, 1998 the U.S. dollar-pound sterling exchange rate was 1.71.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 5,135.5 at the end of 1997, up approximately 25% from the end of 1996. On October 5, 1998 the FT-SE 100 index closed at 4648.7, the lowest close in the 12-month period prior to that date, after reaching a high of 6179.0 on July 20, 1998. The FT-SE 100 index closed at 4990.1 on October 14, 1998.

In January 1999, the Economic and Monetary Union ("EMU") is scheduled to take effect. The EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has since fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On October 13, 1998 the TOPIX closed at 998.98, down approximately 15% from the end of 1997. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that will make $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these new laws will achieve their intended effect. For further information regarding Japan, see the Statements of Additional Information of ALL-ASIA INVESTMENT FUND and INTERNATIONAL FUND.

Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jian Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action. Essentially there exists an inefficient set of parallel bureaucracies and attendant opportunities for corruption.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.

China is heavily dependent on foreign trade, particularly with Japan, the United States, South Korea and Germany. Political developments adverse to its trading partners, as well as political and social repression, could cause the United States and others to alter their trading policy towards China. For example, in the United States, the continued extension of most favored nation trading status to China which is reviewed regularly and was reviewed in 1998 is an issue of significant controversy. Loss of that status would clearly hurt China's economy by reducing its exports. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

Although China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the recent election, it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.

The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, GREATER CHINA '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Greater CHINA '97 FUND may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

GREATER CHINA '97 FUND could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies which are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

                    THE ALLIANCE STOCK FUNDS

                          ADVISOR CLASS

                           PROSPECTUS

                        FEBRUARY 1, 1999


                      DOMESTIC STOCK FUNDS

                  -ALLIANCE PREMIER GROWTH FUND
                      -ALLIANCE GROWTH FUND
                    -ALLIANCE TECHNOLOGY FUND
                      -ALLIANCE QUASAR FUND
                       -THE ALLIANCE FUND


                       TOTAL RETURN FUNDS

                -ALLIANCE GROWTH AND INCOME FUND
                    -ALLIANCE BALANCED SHARES
                  -ALLIANCE UTILITY INCOME FUND
              -ALLIANCE REAL ESTATE INVESTMENT FUND


                       GLOBAL STOCK FUNDS

                    -ALLIANCE NEW EUROPE FUND
             -ALLIANCE WORLDWIDE PRIVATIZATION FUND
           -ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
                 -ALLIANCE GLOBAL SMALL CAP FUND
                  -ALLIANCE INTERNATIONAL FUND
                -ALLIANCE GREATER CHINA '97 FUND
               -ALLIANCE ALL-ASIA INVESTMENT FUND
                -ALLIANCE GLOBAL ENVIRONMENT FUND


      The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.


     The Securities and Exchange Commission has not approved
       or disapproved these securities or passed upon the
        adequacy of this prospectus.  Any representation
             to the contrary is a criminal offense.

                        TABLE OF CONTENTS

                                                            PAGE

RISK/RETURN SUMMARY.....................................
    Domestic Stock Funds................................
    Total Return Fund...................................
    Global Stock Funds..................................
    Summary of Principal Risks..........................
    Principal Risks by Fund.............................

EXPENSE INFORMATION.....................................

GLOSSARY................................................

DESCRIPTION OF THE FUNDS................................
    .....Investment Objectives and Policies.............

    Description of Investment Practices.................
    Additional Risk Considerations......................

MANAGEMENT OF THE FUND..................................

PURCHASE AND SALE OF SHARES.............................
    How The Fund Values Its Shares......................
    How To Buy Shares...................................
    How to Exchange Shares..............................
    How To Sell Shares..................................
    How To Sell Shares..................................

DIVIDENDS, DISTRIBUTIONS AND TAXES......................

CONVERSION FEATURE......................................

GENERAL INFORMATION.....................................

FINANCIAL HIGHLIGHTS....................................

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund including a detailed description of the risks of an investment in each Fund after this summary.

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $[ ] billion in assets under management as of December 31, 1998. Alliance provides investment management services to employee benefit plans for [ ] of the FORTUNE 100 companies.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, risks, and fees. More detailed descriptions of the Funds can be found further back in the Prospectus. Please be sure to read the more complete descriptions of the Funds following this summary, including the risks associated with investing in the Funds, BEFORE you invest. Each of the Funds also may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques includes special risks that are discussed in this Prospectus.

The Summary includes a table showing the Fund's average annual returns and a bar chart showing each Fund's annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

    -- how the Fund's average annual returns for one, five and 10 years (or life of the Fund) compare to those of a broad based securities market index; and

    -- changes in the Fund's performance from year to year over 10 years or, if shorter, the life of the Fund.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

    --   You may gain or lose money by investing in the Funds.

    -- An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit
         Insurance Corporation or any other government agency.

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in U.S. equity markets.

ALLIANCE PREMIER GROWTH FUND

    -- OBJECTIVE: The Fund's investment objective is long-term growth of capital through investments in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that Alliance believes are likely to achieve superior earnings growth.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of U.S. companies. In contrast to most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

         Normally, the Fund invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           %
S&P 500 Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
Premier Growth Fund from 1992 through 1998:]

              YEAR           ANNUAL RETURN

              1992*              9.29%
              1993               9.98%
              1994              -5.80%
              1995              46.87%
              1996              24.14%
              1997              32.67%
              1998

*   Cumulative return since inception (9/28/92).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ____%, ________ quarter, 19__
    Worst Quarter was:  down ____%, _______quarter, 19__

ALLIANCE GROWTH FUND

    -- OBJECTIVE: The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower rated fixed-income securities and convertible bonds and generally up to 15% in foreign securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %*
    Class B           %          %           %
    Class C           %          %           N/A
S&P 500 Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
Growth Fund from 1990 through 1998:]

              YEAR           ANNUAL RETURN

              1990*             -0.22%
              1991              63.61%
              1992              10.67%
              1993              28.99%
              1994              -1.15%
              1995              29.49%
              1996              23.20%
              1997              27.09%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE TECHNOLOGY FUND

    -- OBJECTIVE: The Fund's investment objective is growth through capital appreciation. Current income is incidental to the Fund's objective.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (I.E., companies that use technology extensively in the development of new or improved products or processes). Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 10% of its total assets in foreign securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           N/A
    Class C           %          %           N/A
S&P 500 Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
Technology Fund from 1989 through 1998:]

              YEAR           ANNUAL RETURN

              1989               5.99%
              1990              -3.08%
              1991              54.24%
              1992              15.60%
              1993              21.63%
              1994              28.50%
              1995              45.80%
              1996              19.41%
              1997               4.54%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE QUASAR FUND

    -- OBJECTIVE: The Fund's investment objective is growth through capital appreciation by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of any company and industry and in any type of security with potential for capital appreciation. The Fund generally invests in a widely-diversified portfolio spread among many industries that offer the possibility of above-average earnings growth. The Fund invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           N/A
    Class C           %          %           N/A
Russell 2000 Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
Quasar Fund from 1989 through 1998:]

              YEAR           ANNUAL RETURN

              1989              28.20%
              1990             -23.44%
              1991              34.27%
              1992               2.81%
              1993              16.16%
              1994              -7.27%
              1995              47.64%
              1996              32.62%
              1997              17.24%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE FUND

    -- OBJECTIVE: The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund normally invests substantially all of its assets in high-quality common stocks that the Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in medium-capitalization or "mid-cap" companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objectives. The Fund also can invest in convertible securities, U.S. Government securities, and foreign securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           N/A
S&P 500 Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of The
Alliance Fund from 1989 through 1998:]

              YEAR           ANNUAL RETURN

              1989              23.42%
              1990              -4.36%
              1991              33.91%
              1992              14.70%
              1993              14.26%
              1994              -2.51%
              1995              34.84%
              1996              17.54%
              1997              36.01%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

TOTAL RETURN FUNDS

The Total Return Funds offer investors both growth of capital and current income through a range of investment alternatives.

ALLIANCE GROWTH & INCOME FUND

    -- OBJECTIVE: The Fund's investment objective is capital appreciation and income through investments in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Fund also may invest in fixed income and convertible securities and in securities of foreign issuers.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           N/A
S&P 500 Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
Growth And Income Fund from 1989 through 1998:]

              YEAR           ANNUAL RETURN

              1989              25.56%
              1990              -1.70%
              1991              27.08%
              1992               4.52%
              1993               9.96%
              1994              -4.20%
              1995              37.86%
              1996              24.13%
              1997              28.86%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE BALANCED SHARES

    -- OBJECTIVE: The Fund's investment objective is high return by investing in a combination of equity and debt securities.

    -- PRINCIPAL INVESTMENT STRATEGIES: The percentage of the Fund's assets invested in each type of security (equity and fixed income) will vary, but at least 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in U.S. Government Securities, bonds, senior debt securities, preferred, and common stocks. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its assets in foreign equity and fixed income securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           %
S&P 500 Index
Lehman Brothers
  Government/Corporate
  Bond Index
Salomon Brothers 1-Year
  Treasury Bond Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
Balanced Shares from 1989 through 1998:]

              YEAR           ANNUAL RETURN

              1989              14.13%
              1990              -2.20%
              1991              20.47%
              1992               6.81%
              1993               9.93%
              1994              -5.79%
              1995              26.64%
              1996               9.36%
              1997              27.13%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE UTILITY INCOME FUND

    -- OBJECTIVE: The Fund's investment objective is current income and capital appreciation through investments in equity and fixed-income securities of companies in the utilities industry.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and foreign utility companies, although the Fund will limit its investments in issuers in any one foreign country to no more than 15% of its assets. The Fund may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                                             SINCE
                      1 YEAR     5 YEARS     INCEPTION

    Class A           %          %           N/A
    Class B           %          %           N/A
    Class C           %          %           N/A
S&P 500 Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
Utility Income Fund from 1993 through 1998:]

              YEAR           ANNUAL RETURN

              1993*              4.42%
              1994             -10.94%
              1995              22.93%
              1996               8.28%
              1997              30.65%
              1998

*   Cumulative return since inception (10/18/93).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE REAL ESTATE INVESTMENT FUND

    -- OBJECTIVE: The Fund's investment objective is total return from long-term growth of capital and income principally through investing in companies in equity securities of companies that are primarily engaged in or related to the real estate industry.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 35% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in or are collateralized by and payable from, mortgage loans secured by real property.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      SINCE
    1 YEAR            INCEPTION

    Class A           %
    Class B           %
    Class C           %
S&P 500 Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
Real Estate Investment Fund from 1996 through 1998:]

              YEAR           ANNUAL RETURN

              1996*             20.29%
              1997              22.98%
              1998

*   Cumulative return since inception (10/1/96).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

ALLIANCE NEW EUROPE FUND

    -- OBJECTIVE: The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of the countries, although it may invest 25% or more or its assets in a single country. The Fund may invest up to 35% of its total assets in high-quality U.S. dollar or foreign currency denominated fixed income securities issued by European governmental entities, multinational companies, or supranational organizations. At December 31, 1998, the Fund had approximately 20% its assets invested in securities of United Kingdom issuers.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                                             SINCE
                      1 YEAR     5 YEARS     INCEPTION

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           %
MSCI World Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
New Europe Fund from 1990 through 1998:]

              YEAR           ANNUAL RETURN

              1990*            -11.92%
              1991               3.31%
              1992              -0.53%
              1993              34.56%
              1994               4.64%
              1995              18.63%
              1996              20.58%
              1997              16.83%
              1998

*   Cumulative return since inception (4/2/90).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__

    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE WORLDWIDE PRIVATIZATION FUND

    -- OBJECTIVE: The Fund's investment objective is long-term capital appreciation.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of companies that are undergoing, or have undergone, privatization, although normally the Fund will invest significantly more of its assets in these securities. The Fund also invests in securities of companies that will benefit from privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

         The Fund diversifies its investments among a number of countries and normally invests in issuers based in four, and usually considerably more, countries. The Fund may invest up to 30% of its assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                                 SINCE
                      1 YEAR     INCEPTION

    Class A           %          %
    Class B           %          %
    Class C           %          %
MSCI EAFE Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
Worldwide Privatization Fund from 1994 through 1998:]

              YEAR           ANNUAL RETURN

              1994*             -0.20%
              1995               4.91%
              1996              23.14%
              1997              13.18%
              1998

*   Cumulative return since inception (6/2/94).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

    -- OBJECTIVE: The Fund's investment objective is long-term growth of capital through investments in equity securities of a limited number of carefully selected non-U.S. companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of comparatively large, high-quality non-U.S. companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in any one foreign country, but may invest up to 25% of its total assets in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland, and the United Kingdom. In contrast to more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.

         Normally, the Fund invests in about 60 companies, with the 30 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund invests in companies with market values in the range, or in excess, of the mid-range of the EAFE index (currently approximately $2.6 billion). Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.

              PERFORMANCE INFORMATION AND BAR CHART

         There is no bar chart for the Fund because it has not completed a full calendar year of operations. The performance information below is for the first six months of the Fund's operations.

                        PERFORMANCE TABLE

                      6 MONTHS

    Class A
    Class B
    Class C
MSCI World Index

ALLIANCE GLOBAL SMALL CAP FUND

    -- OBJECTIVE: The Fund's investment objective is long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalizations.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of global companies, both domestic and foreign with relatively small market capitalizations. The Fund's investments emphasize companies with a size that are in the smallest 20% of the U.S. stock market (or less than approximately $1.5 billion). Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries including the U.S.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           %
MSCI World Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
Global Small Cap Fund from 1989 through 1998:]

              YEAR           ANNUAL RETURN

              1989              24.60%
              1990             -24.89%
              1991              25.29%
              1992              -4.89%
              1993              20.04%
              1994              -4.55%
              1995              27.18%
              1996              19.37%
              1997               8.08%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE INTERNATIONAL FUND

    -- OBJECTIVE: The Fund's investment objective is total return from long-term growth of capital and income through diversified investments in non-U.S. companies.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in equity securities of established non-U.S. countries, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more foreign countries.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          %           %
    Class C           %          %           %
MSCI World Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
International Fund from 1989 through 1998:]

              YEAR           ANNUAL RETURN

              1989              29.62%
              1990             -20.95%
              1991               7.72%
              1992              -5.86%
              1993              27.51%
              1994               5.68%
              1995              10.10%
              1996               7.20%
              1997               1.41%
              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE GREATER CHINA '97 FUND

    -- OBJECTIVE: The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater
         China companies.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund may also invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of December 31, 1998 the Fund had approximately ___% of its assets invested in securities of Hong Kong companies.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                                 SINCE
                      1 YEAR     INCEPTION

    Class A
    Class B
    Class C
MSCI All Country Asia
  Pacific

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
Greater China '97 Fund for 1998:]

              YEAR           ANNUAL RETURN

              1998

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE ALL-ASIA INVESTMENT FUND

    -- OBJECTIVE: The Fund's investment objective is long-term capital appreciation.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in securities of varied types of companies based in Asia and in the Pacific region. The Fund invests in equity securities, preferred stocks, and equity-linked debt securities issues by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. At December 31, 1998, the Fund had approximately ___% of its total assets invested in securities of Japanese companies.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                                 SINCE
                      1 YEAR     INCEPTION

    Class A           %          %
    Class B           %          %
    Class C           %          %
MSCI All Country Asia
  Pacific Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
All-Asia Investment Fund from 1994 through 1998:]

              YEAR           ANNUAL RETURN

              1994*              0.10%
              1995              10.21%
              1996               4.58%
              1997             -35.10%
              1998

*   Cumulative return since inception (11/28/94).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

ALLIANCE GLOBAL ENVIRONMENT FUND

    -- OBJECTIVE: The Fund's investment objective is long-term capital appreciation through investment of substantially all of its assets in equity securities of companies in the environmental sector.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in environmental companies, which are companies whose principal business involves the sale of environmental protection systems or services. The Fund also invests in companies whose principal business lies outside the environmental sector but anticipate environmental regulations or consumer preferences through the development of new products, services, or services that would contribute to a cleaner and healthier environment. The Fund will invest substantially all of its assets in these two types of companies. The Fund invests in securities of companies in at least three, and normally considerably more, countries. At December 31, 1998, the Fund had approximately 82% invested in equity securities of U.S. companies.

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                      1 YEAR     5 YEARS     10 YEARS

    Class A           %          %           %
    Class B           %          N/A         N/A
    Class C           N/A        N/A         N/A
S&P 500 Index

                            Bar Chart

[GRAPHIC - A bar chart illustrates the annual returns of Alliance
Global Environment Fund from 1990 through 1998:]

              YEAR           ANNUAL RETURN

              1990*             -5.48%
              1991               6.17%
              1992             -15.33%
              1993              -0.44%
              1994              -2.12%
              1995              19.30%
              1996              31.60%
              1997              18.73%
              1998

*   Cumulative return since inception (6/1/90).

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

    Best Quarter was:   up ___%, ______quarter, 19__
    Worst Quarter was:  down ___%, ______quarter, 19__

SUMMARY OF PRINCIPAL RISKS

The value of an investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. In this summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds subject to the risks appear in a chart at the end of the section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time.
This Prospectus has additional descriptions of investments that appear in bold type in the discussions under "Additional Investment Practices" or "Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

    -- MARKET RISK This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods. All of the Alliance Stock Funds are subject to market risk. Market risk also can apply to a particular industry sector and type of issuer and includes risks associated with investing substantial amounts in companies located in specific countries or geographic regions. Factors affecting that sector, issuer, or region could have a major effect on the value of a Fund's investments. While any Fund is subject to specific market risk to the extent it invests in a specific market, Alliance Stock Funds that are particularly subject to this risk are:

         -    PARTICULAR INDUSTRIES:  Technology Fund, Global
              Environment Fund, Utility Income Fund, and Real
              Estate Investment.

         - TYPES OF ISSUERS: Alliance Fund and Growth Fund (medium capitalization or mid-cap companies), technology Fund (companies using new technology), Worldwide Privatization Fund (companies converting to private sector ownership), and Global Small Cap Fund (smaller, less seasoned companies or small cap companies).

         -    COUNTRIES OR GEOGRAPHIC REGIONS:  International
              Fund, Worldwide Privatization Fund, New Europe
              Fund, All-Asia Investment Fund, and Greater China
              '97 Fund.

    -- INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing or fixed-income or debt securities. Increases in interest rates may cause the value of a Fund's investments to decline. Interest rate risk is applicable to Funds that invest in fixed income securities and is greater for those Alliance Funds that invest a substantial portion of their assets in fixed-income or debt securities such as Balanced Shares, Utility Income Fund, and Growth and Income Fund.

         Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities such as Utility Income Fund. Real Estate Investment Trust, which invests in mortgage-backed securities, is more susceptible to changes in interest rates. Real Estate Investment Trust also has more exposure to interest rate risk because it invests in real estate industry companies.

    -- CREDIT RISK This is the risk that the issuer of a security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in lower-rated securities, such as Utility Income Fund.

    -- FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign investments are subject to this risk, including, in particular, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Greater China '97 Fund, Global Small Cap Fund, and Global Environment Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.
         Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

    -- CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign investments are subject to this risk, including, in particular, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Greater China '97 Fund, Global Small Cap Fund, and Global Environment Fund.

    -- MANAGEMENT RISK Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.

    -- FOCUSED PORTFOLIO RISK Funds, such as Premium Growth and International Premium Growth, that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Greater China '97 Fund may have more risk because it is "non-diversified" meaning that it invests its assets in a smaller number of companies than many other international funds.

    -- ALLOCATION RISK Balanced Shares has the risk that allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

                     PRINCIPAL RISKS BY FUND

The following chart summarizes the Principal Risks of each Fund.
Risks not marked for a particular Fund may, however, still apply to some extent to that fund at various times.

                  INTEREST                                    FOCUSED   ALLO-
            MARKET  RATE  CREDIT FOREIGN CURRENCY MANAGEMENT PORTFOLIO CATION
FUND         RISK   RISK   RISK   RISK     RISK      RISK      RISK     RISK

ALLIANCE
FUND          X                                        X

ALLIANCE
GROWTH
FUND           X                                       X

ALLIANCE
PREMIER
GROWTH
FUND           X                                       X         X

ALLIANCE
TECHNOLOGY
FUND          X                                        X

ALLIANCE
QUASAR
FUND           X                                       X

ALLIANCE
INTERNATIONAL
FUND           X                    X        X         X

ALLIANCE
INTERNATIONAL
PREMIER
GROWTH
FUND           X                    X        X         X         X

ALLIANCE
WORLDWIDE
PRIVATIZATION
FUND           X                    X        X         X

ALLIANCE
NEW EUROPE
FUND           X                    X        X         X

ALLIANCE
ALL-ASIA
INVESTMENT
FUND           X                    X        X         X

ALLIANCE
GREATER
CHINA
'97 FUND       X                    X        X         X         X

ALLIANCE
GLOBAL
SMALL CAP
FUND           X                    X        X         X

ALLIANCE
GLOBAL
ENVIRONMENT
FUND           X                    X        X         X

ALLIANCE
BALANCED
SHARES         X      X      X                         X                  X

ALLIANCE
UTILITY
INCOME
FUND           X      X      X      X        X         X

ALLIANCE
GROWTH AND
INCOME
FUND           X      X      X      X        X         X

ALLIANCE
REAL ESTATE
INVESTMENT
FUND           X      X                                X


EXPENSE INFORMATION

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                SHAREHOLDER TRANSACTION EXPENSES
            (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      ADVISOR
                                       CLASS
                                      SHARES

Maximum Deferred Sales Charge
(Load) (as a percentage of original
purchase price or redemption
proceeds, whichever is lower)          None

                 ANNUAL FUND OPERATING EXPENSES
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AND EXAMPLE

The example is to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Your actual costs may be higher or lower.

          OPERATING EXPENSES                   EXAMPLES

PREMIER GROWTH        Advisor Class               Advisor Class

  Management Fees         1.00%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Net Expenses                  %

GROWTH                Advisor Class               Advisor Class

  Management Fees          .74%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Net Expenses                  %

TECHNOLOGY            Advisor Class               Advisor Class

  Management Fees         1.00%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $

Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Net Expenses                  %

QUASAR                Advisor Class               Advisor Class

  Management Fees         1.16%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Net Expenses                  %

ALLIANCE FUND         Advisor Class               Advisor Class

  Management Fees          .68%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Net Expenses                  %

GROWTH AND INCOME     Advisor Class               Advisor Class

  Management Fees          .49%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Net Expenses                  %

BALANCED SHARES       Advisor Class               Advisor Class

  Management Fees          .63%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Net Expenses                  %

UTILITY INCOME        Advisor Class               Advisor Class

  Management Fees            0%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Waiver and/or Expense
  Reimbursement +             %
Net Expenses                  %

REAL ESTATE
  INVESTMENT          Advisor Class               Advisor Class

  Management Fees          .90%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Net Expenses                  %

NEW EUROPE            Advisor Class               Advisor Class

  Management Fees         1.02%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Net Expenses                  %

WORLDWIDE
  PRIVATIZATION       Advisor Class               Advisor Class

  Management Fees         1.00%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Net Expenses                  %

INTERNATIONAL PREMIER
  GROWTH              Advisor Class               Advisor Class

  Management Fees         1.00%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Waiver and/or Expense
  Reimbursement +             %
Net Expenses                  %

GLOBAL SMALL CAP      Advisor Class               Advisor Class

  Management Fees         1.00%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Net Expenses                  %

INTERNATIONAL         Advisor Class               Advisor Class

  Management Fees          .85%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Waiver and/or Expense
  Reimbursement +             %
Net Expenses                  %

GREATER CHINA '97     Advisor Class               Advisor Class

  Management Fees         1.00%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Waiver and/or Expense
  Reimbursement +             %
Net Expenses                  %

ALL-ASIA INVESTMENT   Advisor Class               Advisor Class

  Management Fees          .65%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
  Administration Fees
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Waiver and/or Expense
  Reimbursement +             %
Net Expenses                  %

GLOBAL ENVIRONMENT    Advisor Class               Advisor Class

  Management Fees         1.10%        After 1 Yr.      $
  12b-1 Fees              None         After 3 Yrs.     $
  Other Expenses              %        After 5 Yrs.     $
Total Fund Operating
  Expenses                    %        After 10 Yrs.    $
Net Expenses                  %

+ Reflects Alliance's waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. The level of waiver or reimbursement may be changed upon 60 days' notice to the Fund.

                            GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common stock.

DEBT SECURITIES are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

DEPOSITARY RECEIPTS include American Depositary Receipts
("ADRS"), Global Depositary Receipts ("GDRS") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold under Rule
144A under the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

ASIAN COMPANY is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country,
(ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

ASIAN COUNTRIES are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

BENEFICIARY COMPANIES are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste.

ELIGIBLE COMPANIES are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

ENVIRONMENTAL COMPANIES are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

GREATER CHINA COMPANY is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or
(iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

GREATER CHINA COUNTRIES are the People's Republic of China
("China"), the Hong Kong Special Administrative Region of the
People's Republic of China ("Hong Kong") and the Republic of
China ("Taiwan").

NON-U.S. COMPANY is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

RATING AGENCIES, RATED SECURITIES, AND INDEXES

DUFF & PHELPS is Duff & Phelps Credit Rating Co.

EAFE INDEX is Morgan Stanley Capital International Europe,
Australasia and Far East ("EAFE") Index.

FITCH is Fitch IBCA, Inc.

INVESTMENT GRADE SECURITIES are fixed-income securities rated Baa and above by Moody's or B and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "JUNK BONDS."

MOODY'S is Moody's Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 INDEX is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

SECURITIES ACT is the Securities Act of 1933, as amended.

_______________________________________________________________

                    DESCRIPTION OF THE FUNDS
_______________________________________________________________

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of the Alliance Stock Funds. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

-- Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under DESCRIPTION OF INVESTMENT PRACTICES following this section.

-- The description of the principal risks for a Fund may include risks defined in the SUMMARY OF RISKS above. Additional information about risks of investing in a Fund can be found in the discussion under ADDITIONAL RISK CONSIDERATIONS.

-- Additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's Statement of Additional Information or SAI.

-- Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

ALLIANCE PREMIER GROWTH FUND

Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-50 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Fund also may:

-- invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;

--  invest up to 5% of its net assets in rights or warrants;

-- invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it;

-- purchase and sell exchange-traded index options and stock index futures contracts; and

-- write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLIANCE GROWTH FUND

Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated fixed-income and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

--  invest in zero-coupon and payment-in-kind bonds;

-- invest in foreign securities although not generally in excess of 15% of its total assets;

-- buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts;

-- make loans of portfolio securities of up to 25% of its total assets;

-- enter into repurchase agreements of up to 25% of its total assets;

--  purchase and sell securities on a forward commitment basis;

-- buy and sell stock index futures contracts and options on those contracts and on stock indices;

-- purchase and sell futures contracts and options on futures and U.S. Treasury securities;

--  write covered call and put options; and

--  purchase and sell put and call options.

ALLIANCE TECHNOLOGY FUND

Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities and up to 10% of its total assets in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

-- write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

--  invest up to 10% of its total assets in warrants; and

-- make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

ALLIANCE QUASAR FUND

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. Selecting securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

-- make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales;
    and

-- write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The
Fund's investments in non-convertible bonds, preferred stocks, and foreign stocks may have credit risk and foreign risk.

THE ALLIANCE FUND

The Alliance Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

-- write exchange-traded covered call options on up to 25% of its total assets;

-- make secured loans of portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions;

-- enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets;

While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.

TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

ALLIANCE GROWTH AND INCOME FUND

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality. The Fund also may also purchase and sell financial forward and futures contracts and options on these securities for hedging purposes.

ALLIANCE BALANCED SHARES

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Funds investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will invest at least 25% of its total assets in investment grade debt securities. These investments may include short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.

The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

-- enter into contracts for the purchase or sale for future delivery of foreign currencies;

-- purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes

-- subject to market conditions, write covered call options listed on a domestic exchange to realize income.

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one on these asset classes is performing more poorly than the other.

ALLIANCE UTILITY INCOME FUND

Alliance Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The utilities industry consists of companies engaged in:

-- the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave, and other companies providing communication facilities for the public;
    or

-- the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers, and non-utility generators.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and foreign issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one foreign country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may invest up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund also may:

-- invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund;

--  invest up to 5% of its net assets in rights or warrants;

-- invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;"

-- write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

-- purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

-- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

-- purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

--  purchase or sell forward contracts;

-- enter into interest rate swaps and purchase or sell interest rate caps and floors;

-- enter into forward commitments for the purchase or sale of securities;

--  enter into standby commitment agreements;

-- enter into repurchase agreements for U.S. Government securities;

--  make short sales of securities or maintain a short position;
    and

-- make secured loans of portfolio securities of up to 20% of its total assets.

The Fund's principal risks include its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments of their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Declines in the prices of alternative fuels have adversely affected gas utilities. Oversupply conditions and competition also have affected gas utilities. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of gas and telephone utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

ALLIANCE REAL ESTATE INVESTMENT FUND

Alliance Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in
(a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These instruments are described below.

In selected Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to a value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

The universe of property-owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Fund. Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for initial and continued investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

--  invest up to 10% of its net assets in rights or warrants;

-- invest up to 15% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by the Fund;

-- make loans of portfolio securities of up to 25% of its total assets;

-- enter into repurchase agreements of up to seven days' duration;

-- enter into forward commitment transactions as long as the Fund's aggregate commitments under such transactions are not more than 30% of the Fund's total assets;

--  enter into standby commitment agreements; and

-- make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales.

Because the Fund invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be repaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks which are described under the Additional Risks Section.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

ALLIANCE NEW EUROPE FUND

Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in these securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth. In addition, the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. The Fund will emphasize investments in larger, established companies, but will also invest in smaller, emerging companies.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in these companies, or more than 10% of its total assets in issuers based in any one country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three of these countries. The Fund, however, may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in companies located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

-- invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies;

-- invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities";

--  purchase and sell forward contracts;

-- write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

-- enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

-- purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

-- make secured loans of portfolio securities of up to 30% of its total assets;

-- enter into forward commitments for the purchase or sale of securities; and

--  enter into standby commitment agreements.

The Fund's investments in non-U.S. countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

ALLIANCE WORLDWIDE PRIVATIZATION FUND

Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund invests up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan.

The Fund may invest all of its assets within a single region of the world.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund invests up to 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

--  invest up to 20% of its total assets in rights or warrants;

-- write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

-- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts;

-- purchase and write put and call options on foreign currencies for hedging purposes;

--  purchase or sell forward contracts;

-- enter into forward commitments for the purchase or sale of securities;

--  enter into standby commitment agreements;

--  enter into currency swaps for hedging purposes;

-- enter into repurchase agreements for U.S. Government securities;

--  make short sales of securities or maintain a short position;
    and

-- make secured loans of portfolio securities equal in value of up to 30% of its total assets to entities with which it can enter into repurchase agreements.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

Alliance International Premier Growth Fund seeks long term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected non-U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 60 companies will be represented in the Fund's portfolio, and the 30 most highly regarded of these companies usually will constitute approximately 70% of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Fund's investment objective will be met.

Alliance expects the average weighted market capitalization of the companies represented in the Fund's portfolio (i.e., the number of a company's outstanding shares multiplied by the price per share) normally will be in the range of, or in excess of, that of the companies comprising the EAFE Index. As of December 31, 1998, the average weighted market capitalization of those companies was approximately $__ billion.

Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, approximately 70% of the Fund's net assets will usually be invested in the approximately 30 most highly regarded such companies. The Fund will not concentrate more than 25% of its total assets in any one industry. Within this limit, portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund's investments will be diversified among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland and the United Kingdom. Within these limits, geographic distribution of the Fund's investments among countries or regions will also be a product of the stock selection process rather than predetermined allocation. To the extent that the Fund's assets will be concentrated within one region, the Fund may be subject to any special risks that may be associated with that region. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund will not normally make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

-- invest up to 20% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund;

--  invest up to 20% of its total assets in rights or warrants;

-- write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

-- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

-- purchase and write put and call options on foreign currencies for hedging purposes;

--  purchase or sell forward contracts;

--  enter into standby commitment agreements;

-- enter into forward commitments for the purchase or sale of securities;

--  enter into currency swaps for hedging purposes;

-- enter into repurchase agreements for U.S. Government securities;

-- make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales; and

-- make secured loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLIANCE GLOBAL SMALL CAP FUND

Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization companies. These companies are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on an U.S. or foreign exchange or traded over-the-counter.

The Fund also may:

-- invest up to 20% of its total assets in warrants to purchase equity securities;

-- invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

--  purchase or sell forward foreign currency contracts;

-- write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

-- make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources.
They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund's investments in non-U.S. companies and in smaller companies will be more volatile and may differ substantially from the overall market.

ALLIANCE INTERNATIONAL FUND

Alliance International Fund seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund also may:

--  purchase or sell forward foreign currency exchange contracts;

-- write covered call or put options, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

-- enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

-- purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

-- make loans of portfolio securities equal in value up to 30% of its total assets; and

-- enter into repurchase agreements of up to seven days' duration of up to 10% of the Fund's total assets.

Investments in non-U.S. countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLIANCE GREATER CHINA '97 FUND, INC.

Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth, although growth is expected to slow in 1998. This growth has resulted from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete, openness to foreign investment extends as well to the securities markets of both countries. Hong Kong's free-market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.

With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.

With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong, a world financial and trade center in its own right, with a large stock exchange and offices of many of the world's multinational companies, has been the gateway to trade with and foreign investment in China. With the long-awaited transfer on July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to continue to intensify, with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.

Notwithstanding the, at times considerable, political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's twenty largest and its foreign exchange reserves are third largest in the world measured in U.S. dollars. As China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.

Alliance believes that over the long term conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies. Appendix A has additional Information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in
(i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only investment grade securities. If the Fund has an investment in a debt security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration, the Fund will dispose of that security.

The Fund also may:

-- invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund;

--  invest up to 20% of its net assets in rights or warrants;

-- invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;"

-- invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

-- invest up to 20% of its net assets in loans and other direct debt securities;

-- write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

-- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

-- purchase and write put and call options on foreign currencies for hedging purposes;

--  purchase or sell forward contracts;

-- enter into interest rate swaps and purchase or sell interest rate caps and floors;

-- enter into forward commitments for the purchase or sale of securities;

--  enter into standby commitment agreements;

--  enter into currency swaps for hedging purposes;

-- enter into repurchase agreements for U.S. Government securities;

-- make short sales of securities or maintain a short position, in each case only if against the box; and

-- make secured loans of portfolio securities of up to 30% of its total assets.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and differ from the overall market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition the Fund is "nondiversified" meaning that it invests its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLIANCE ALL-ASIA INVESTMENT FUND

Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest at least 80% of its total assets in Asian companies and Asian debt securities but also may invest in securities issued by non-Asian issuers. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries that create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate, and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser-developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.

With respect to its investments in debt securities, the Fund will primarily invest in investment grade debt securities but may invest up to 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

-- invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund;

--  invest up to 20% of its net assets in rights or warrants;

-- invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;"

-- invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

-- invest up to 25% of its net assets in loans and other direct debt instruments;

-- write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

-- enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of

    U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

-- purchase and write put and call options on foreign currencies for hedging purposes;

--  purchase or sell forward contracts;

-- enter into interest rate swaps and purchase or sell interest rate caps and floors;

-- enter into forward commitments for the purchase or sale of securities;

--  enter into standby commitment agreements;

--  enter into currency swaps for hedging purposes;

-- enter into repurchase agreements for U.S. government securities;

-- make short sales of securities or maintain a short position, in each case only if against the box; and

-- make secured loans of portfolio securities of up to 30% of its total assets.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net assets value. The Fund's investments in debt securities have interest rate and credit risk.

ALLIANCE GLOBAL ENVIRONMENT FUND

Alliance Global Environment Fund is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration.

The Fund invests in two categories of Eligible Companies -- Environmental Companies and Beneficiary Companies. The Fund may invest in a company with a broadly diversified business only a part of which provides such products, processes, or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services.
Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater, and foods, and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

The environmental services industry generally is positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies that protect the environment.

Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency.

The Fund also may:

-- invest up to 20% of its total assets in warrants to purchase equity securities;

--  invest in depositary receipts;

-- purchase and write put and call options on foreign currencies for hedging purposes;

-- enter into forward foreign currency transactions for hedging purposes;

-- invest in currency futures and options on such futures for hedging purposes; and

-- make secured loans of portfolio securities of up to 30% of its total assets.

The Fund's investments in non-U.S. companies and in specific types of companies that provide environmental services will be more volatile and may differ substantially from the overall market. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies.

DESCRIPTION OF INVESTMENT PRACTICES

This section describes the investment practices of the Funds and risks associated with these practices. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

ASSET-BACKED SECURITIES. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline.
While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

CURRENCY SWAPS. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities except with respect to GROWTH FUND, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

EQUITY-LINKED DEBT SECURITIES. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by INTERNATIONAL PREMIER GROWTH FUND, WORLDWIDE PRIVATIZATION FUND, NEW EUROPE FUND, ALL-ASIA INVESTMENT FUND, GREATER CHINA '97 FUND, UTILITY INCOME FUND, or REAL ESTATE INVESTMENT FUND if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Fund purchases or sells forward foreign currency exchange contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. INTERNATIONAL FUND, NEW EUROPE FUND and GLOBAL SMALL CAP FUND will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. INTERNATIONAL FUND, NEW EUROPE FUND and GLOBAL SMALL CAP FUND investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. GROWTH FUND also may also purchase and sell foreign currency on a spot basis.

ILLIQUID SECURITIES. None of the Funds will invest more than 15% of its net assets in illiquid securities and some may invest less than 15%. THE ALLIANCE FUND and the GROWTH FUND may invest up to 5% of their total assets in illiquid securities. The TECHNOLOGY FUND, the QUASAR FUND, the NEW EUROPE FUND, and the GLOBAL SMALL CAP FUND may invest up to 10% of their total assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor each Fund's investments in illiquid securities under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the limit on investments so long as the securities meet liquidity guidelines established by a Fund's Directors.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

INTEREST RATE TRANSACTIONS. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect TO ALL-ASIA INVESTMENT FUND, GREATER CHINA '97 FUND and UTILITY INCOME FUND, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

LOANS OF PORTFOLIO SECURITIES. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-BACKED SECURITIES AND ASSOCIATED RISKS. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed
Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. REAL ESTATE INVESTMENT FUND may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. REAL ESTATE INVESTMENT FUND will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although REAL ESTATE INVESTMENT FUND does not intend to invest in residual interests.

OPTIONS ON SECURITIES. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

TECHNOLOGY FUND and GLOBAL SMALL CAP FUND will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts.

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of INTERNATIONAL PREMIER GROWTH FUND 100% of its total assets. PREMIER GROWTH FUND AND GROWTH AND INCOME FUND may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. PREMIER GROWTH FUND and GROWTH AND INCOME FUND may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

RIGHTS AND WARRANTS. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. WORLDWIDE PRIVATIZATION FUND, ALL-ASIA INVESTMENT FUND, GREATER CHINA '97 Fund and UTILITY INCOME FUND EACH may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that ALL-ASIA INVESTMENT FUND, GREATER CHINA '97 FUND and REAL ESTATE INVESTMENT FUND may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to NEW EUROPE FUND AND REAL ESTATE INVESTMENT FUND, 50% with respect to INTERNATIONAL PREMIER GROWTH FUND, WORLDWIDE PRIVATIZATION FUND, ALL-ASIA INVESTMENT FUND and GREATER CHINA '97 FUND and 20% with respect to UTILITY INCOME FUND, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

GENERAL. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Fund is included in the FINANCIAL HIGHLIGHTS section. The Funds are actively managed and, in some cases in response market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations.

                 ADDITIONAL RISK CONSIDERATIONS

         Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

CURRENCY CONSIDERATIONS. Substantially all of the assets of INTERNATIONAL FUND, INTERNATIONAL PREMIER GROWTH FUND, NEW EUROPE FUND, ALL-ASIA INVESTMENT FUND, GREATER CHINA '97 FUND and WORLDWIDE PRIVATIZATION FUND and a substantial portion of the assets of GLOBAL SMALL CAP FUND and GLOBAL ENVIRONMENT FUND are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

INTERNATIONAL FUND, ALL-ASIA INVESTMENT FUND and GREATER CHINA '97 FUND may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and Greater China issuers, respectively. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

INVESTMENT IN PRIVATIZED ENTERPRISES BY WORLDWIDE PRIVATIZATION FUND. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

INVESTMENT IN SMALLER, EMERGING COMPANIES. The Funds may invest in smaller, emerging companies. GLOBAL SMALL CAP FUND and NEW EUROPE FUND will emphasize investment in, and ALL-ASIA INVESTMENT FUND, GREATER CHINA '97 FUND and GLOBAL ENVIRONMENT FUND may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies.
The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

INVESTMENTS IN ENVIRONMENTAL COMPANIES BY GLOBAL ENVIRONMENT FUND. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficulty in finding experienced employees.

THE REAL ESTATE INDUSTRY. Although REAL ESTATE INVESTMENT FUND does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if REAL ESTATE INVESTMENT FUND receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which REAL ESTATE INVESTMENT FUND may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. AND FOREIGN TAXES. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of ALL-ASIA INVESTMENT FUND, between five and 25 years in the case of UTILITY INCOME FUND, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

YEAR 2000 AND EURO. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Funds' major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. In addition, to the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem or the Euro, or prices of securities held by the Funds decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Funds' shares may be materially affected.

With respect to the Year 2000, the Funds have been advised that Alliance, each Fund's investment adviser, Alliance Fund Distributors, Inc, ("AFD"), each Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

With respect to the Euro, the Funds have been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

The Funds and Alliance have been advised by the Funds' Custodians that they are also in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Funds and Alliance have no reason to believe that the Custodians will be unable to achieve these goals.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 1998 totaling more than $___ billion (of which approximately $__ billion represented assets of investment companies). Alliance's clients are primarily major corporate employee benefit plans, public employee retirement systems, investment companies, foundations, and endowment funds. The __ registered investment companies, with more than ___ separate portfolios, managed by Alliance currently have over two million shareholders. As of December 31, 1998, Alliance was retained as investment manager for over [ ] of the Fortune 100 Companies.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of net assets:

                       FEE AS A PERCENTAGE           FISCAL YEAR
FUND                     OF NET ASSETS*                ENDING

Premier Growth
Growth
Technology
Quasar
Alliance Fund
Growth and Income Fund
Balanced Shares
Utility Income Fund
Real Estate Investment
New Europe
Worldwide Privatization
International Premier Growth
Global Small Cap
International
Greater China '97
All-Asia Investment
Global Environment

* Fees are stated net of waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

In connection with providing advisory services to GREATER CHINA '97 FUND, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties

Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

PORTFOLIO MANAGER

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                    EMPLOYEE;                       PRINCIPAL OCCUPATION
                    YEAR;                              DURING THE PAST
FUND                TITLE                                (5) YEARS

Premier Growth      Alfred Harrison; since          Associated with Alliance
                    inception-Vice Chairman of
                    Alliance Capital Management
                    Corporation (ACMC)

Growth              Tyler Smith; since inception-   Associated with Alliance
                    Senior Vice President of ACMC

Technology          Peter Anastos; since 1992-      Associated with Alliance
                    Senior Vice President of ACMC
                    Gerald T. Malone; since 1992-
                    Senior Vice President of ACMC

Quasar              Alden M. Stewart since 1994-    Associated with Alliance
                    Executive Vice President of
                    ACMC*
                    Randall E. Haase since 1994-    Associated with Alliance
                    Senior Vice President of ACMC

Alliance Fund       Alden M. Stewart; since 1997-   (see above)
                    (see above)
                    Randall E. Haase; since 1997-   (see above)
                    (see above)

Growth & Income     Paul Rissman; since 1994-       Associated with Alliance
                    Senior Vice President of ACMC

Balanced Shares     Paul Rissman since 1997-        (see above)

                    (see above)

Utility Income      Paul Rissman since 1996-        (see above)
                    (see above)

Real Estate         Daniel G. Pine, since 1996-     Associated with Alliance
  Investment        Senior Vice President of        since 1996; prior thereto;
                    ACMC                            Senior Vice President of
                                                    Desai Capital Management
                    David Kruth; since 1997-        Associated with Alliance
                    Vice President of ACMC          since 1997; prior thereto;
                                                    Senior Vice President of
                                                    Yarmouth Group

New Europe          Steven Beinhacker; since        Associated with Alliance
                    1997-Vice President of ACMC

Worldwide           Mark H. Breedon; since          Associated with Alliance
  Privatization     inception Senior Vice
                    President of ACMC and Director
                    and Vice President of Alliance
                    Capital Limited**

International       Alfred Harrison; since 1998-    (see above)
  Premier Growth    (see above)
                    Thomas Kamp since 1998-         Associated with Alliance
                    Senior Vice President of ACMC

Global Small Cap    Alden M. Stewart; since 1994-   (see above)
                    (see above)
                    Randall E. Haase; since 1994-   (see above)
                    (see above)
                    Ronald L. Simcoe; since 1993-   Associated with Alliance
                    Vice President of ACMC

International       Bruce W. Calvert; since 1998-   Associated with Alliance
                    Vice Chairman and Chief
                    Investment Officer of ACMC

Greater China '97   Matthew W.S. Lee; since 1997-   Associated with Alliance
                    Vice President of ACMC          since 1997; prior thereto;
                                                    associated with National
                                                    Mutual Funds Management
                                                    (Asia) and James Capel and
                                                    Co. since prior to 1994

All-Asia Investment Hiroshi Motoki; since 1998-     Associated with Alliance
                    Senior Vice President of        since 1994; prior thereto;
                    ACMC and director of            associated with Ford Motor
                    Japanese/Asian Equity           Company
                    research

Global Environment  Linda Bolton Weiser; since      Associated with Alliance
                    1998- Vice President of ACMC

*    The sole general partner of Alliance.
**   An indirect wholly-owned subsidiary of Alliance.

PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS. In addition to managing the assets of PREMIER GROWTH FUND, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for PREMIER GROWTH FUND, except for the ability of PREMIER GROWTH FUND to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios are also not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which PREMIER GROWTH FUND, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objective and Policies."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the nineteen full calendar years during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance and cumulatively through September 30, 1998. As of September 30, 1998, the assets in the Historical Portfolios totaled approximately $[ ] billion and the average size of an institutional account in the Historical Portfolio was $[ ] million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by PREMIER GROWTH FUND, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for PREMIER GROWTH FUND. Expenses associated with the distribution of Class A, Class B and Class C shares of PREMIER GROWTH FUND in accordance with the plan adopted by PREMIER GROWTH FUND's Board of Directors pursuant to Rule 12b-1 under the 1940 Act ("distribution fees") are also excluded. See "Expense Information." The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent PREMIER GROWTH FUND does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to PREMIER GROWTH FUND. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If PREMIER GROWTH FUND were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, PREMIER GROWTH FUND's performance relative to the index would be reduced by PREMIER GROWTH FUND's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on PREMIER GROWTH FUND's shareholders of sales charges and income taxes.

The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the PREMIER GROWTH FUND as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of PREMIER GROWTH FUND. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

          SCHEDULE OF COMPOSITE INVESTMENT PERFORMANCE-
                     HISTORICAL PORTFOLIOS*

                                                 RUSSELL  LIPPER
                                                 1000     GROWTH
                             HISTORICAL S&P 500  GROWTH   FUND
                    PREMIER  PORTFOLIOS INDEX    INDEX    INDEX
                    GROWTH   TOTAL      TOTAL    TOTAL    TOTAL
                    FUND     RETURN**   RETURN   RETURN   RETURN

Year ended December:
1998
1997***             27.05%   34.64%     33.36%    30.49%  25.30%
1996***             18.84    22.06      22.96     23.12   17.48
1995***             40.66    39.83      37.58     37.19   32.65
1994                         (9.78)     (4.82)    (1.32)  (1.57)
1993                          5.35      10.54     10.08   11.98
1992                         ---        12.18      7.62    7.63
1991                         ---        38.91     30.47   35.20
1990                ---      (1.57)     (3.10)    (0.26)  (5.00)
1989                ---      38.80      31.69     35.92   28.60
1988                ---      10.88      16.61     11.27   15.80
1987                --        8.49       5.25      5.31    1.00
1986                ---      27.40      18.67     15.36   15.90
1985                ---      37.41      31.73     32.85   30.30
1984                ---      (3.31)      6.27      (.95)  (2.80)
1983                ---      20.80      22.56     15.98   22.30
1982                ---      28.02      21.55     20.46   20.20
1981                ---      (1.09)     (4.92)   (11.31)  (8.40)
1980                ---      50.73      32.50     39.57   37.30
1979                ---      30.76      18.61     23.91   27.40

Cumulative total
  return for
  the period
  January 1, 1979 to
  December 31, 1998          ---             %

* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for PREMIER GROWTH FUND are for Class A shares, with imposition of the maximum 4.25% sales charge.

 ** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.

*** During this period, the Historical Portfolios differed from PREMIER GROWTH FUND in that PREMIER GROWTH FUND invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 1998 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

                  AVERAGE ANNUAL TOTAL RETURNS

                                                 RUSSELL  LIPPER
                    PREMIER             S&P      1000     GROWTH
                    GROWTH   HISTORICAL 500      GROWTH   FUND
                    FUND     PORTFOLIOS INDEX    INDEX    INDEX
                    %        %          %        %        %

One year
Three years
Five years
Ten years
Since January 1,
1979

__________________________

*   Since inception on 9/28/92

The Funds' Statements of Additional Information has more detailed information about Alliance and other Fund service providers.

PURCHASE AND SALE OF SHARES

    HOW THE FUND VALUES ITS SHARES

The Funds' net asset value or NAV is calculated at 4 p.m. Eastern time each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds' value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund.

    HOW TO BUY SHARES

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses.
You may purchase and hold shares solely:

    -- through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter, Alliance Fund
         Distributors, Inc. or AFD;

    -- through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least
         1,000 participants or $25 million in assets;

    -- by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds; and

    -- through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by AFD for investment in Advisor Class shares. The Fund's Statement of Additional Information has more detailed information about who may purchase and hold Advisor Class shares.

A Fund may refuse any order to purchase Advisor Class shares. In this regard, the Funds' reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence a pattern of frequent purchases and sales made in response to short-term considerations.

    HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares for Advisor Class shares of other Alliance Mutual Funds. Exchanges of Advisor Class shares are made at the next-determined NAV without any sales or service charge. You may request an exchange by mail or telephone. You must call by 4:00 p.m. Eastern time to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

    HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the NYSE is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, you cannot redeem any portion of it until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

    --   Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

    --   Selling Shares Directly to the Fund

BY MAIL:

    -- Send a signed letter of instruction or stock power, along with certificates, to:

                     Alliance Fund Services
                          P.O. Box 1520
                    Secaucus, N.J. 07906-1520
                          800-221-5672

    -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

BY TELEPHONE:

    -- You may redeem your shares for which no stock certificates have been issued by telephone request.

         Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

    -- A telephone redemption request must be received by 4:00 p.m. Eastern time for you to receive that day's
         NAV.

    -- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

    -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

    -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous
         30 calendar days.

    OTHER

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale, or exchange of Advisor Class shares of a Fund that are different from those described in this prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

    DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund's income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

The Funds expect that distributions will consist either of net income or long-term capital gains. For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any capital gains distributions may be taxable to you as capital gains. A Fund's distributions also may be subject to certain state and local taxes.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to REAL ESTATE INVESTMENT FUND and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Fund's SAI for a further explanation of these tax issues.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

CONVERSION FEATURE

    CONVERSION

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares
(i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice, to Class A shares of the same Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.

    DESCRIPTION OF CLASS A SHARES

The Class A shares of each Fund have a distribution fee of .30% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares have a higher expense ratio and may pay lower dividends and may have a lower NAV than Advisor Class shares.

GENERAL INFORMATION

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

                      FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by ______________, the Fund's independent auditors, whose report, along with Fund's financial statements, appears in the Statement of Additional Information, which is available upon request.


                                                YEAR ENDED
                                  _______________________________________

                                   1998     1997     1996    1995    1994

Net asset value, beginning of
  period                             $        $        $       $       $

INCOME FROM INVESTMENT OPERATIONS
Net investment income (Loss)

Net Realized and Unrealized Gain
  (Loss) on Investments
Net Increases (Decrease) in Net
  Asset Value From Operations

LESS: DISTRIBUTIONS
Dividends From Net Investment
  Income
Dividends From Net Realized Gains
Total Dividends and Distributions

Net asset value, end of period

TOTAL RETURN
Total investment return based on
  net asset value

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000's
  omitted)
Ratio of Expenses To Average Net
  Assets
Ration of Net Investment Income
  (Loss) To Average Net Assets
Portfolio Turnover Rate

For more information about the Funds, the following documents are available upon request:

--  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

--  STATEMENT OF ADDITIONAL INFORMATION (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies.
The Funds' SAIs are incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:           c/o Alliance Fund Services, Inc.
                   P.O. Box 1520
                   Secaucus, N.J. 07096-1520

BY PHONE:          For Information: (800) 221-5672
                   For Literature:  (800) 227-4618

Or you may view or obtain these documents from the SEC:

IN PERSON:         at the SEC's Public Reference Room in
                   Washington, D.C.

BY PHONE:          1-800-SEC-0330

BY MAIL:           Public Reference Section
                   Securities and Exchange Commission
                   Washington, DC 20549-6009
                   (duplicating fee required)

ON THE INTERNET:   www.sec.gov

You also may find more information about Alliance and the Funds on the internet at www.Alliancecapital.com

                           APPENDIX A


The following is additional information about the United Kingdom, Japan and Greater China countries.

INVESTMENT IN UNITED KINGDOM ISSUERS. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. dollar to the pound sterling was 1.50 in 1993 and 1.64 in 1997. On October 13, 1998 the U.S. dollar-pound sterling exchange rate was 1.71.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 5,135.5 at the end of 1997, up approximately 25% from the end of 1996. On October 5, 1998 the FT-SE 100 index closed at 4648.7, the lowest close in the 12-month period prior to that date, after reaching a high of 6179.0 on July 20, 1998. The FT-SE 100 index closed at 4990.1 on October 14, 1998.

In January 1999, the Economic and Monetary Union ("EMU") is scheduled to take effect. The EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.

INVESTMENT IN JAPANESE ISSUERS. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has since fallen from its post-World War II high (in 1995) against the U.S. dollar. Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On October 13, 1998 the TOPIX closed at 998.98, down approximately 15% from the end of 1997. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats required to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that will make $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these new laws will achieve their intended effect. For further information regarding Japan, see the Statements of Additional Information of ALL-ASIA INVESTMENT FUND and INTERNATIONAL FUND.

INVESTMENT IN GREATER CHINA ISSUERS. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the

1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jian Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action. Essentially there exists an inefficient set of parallel bureaucracies and attendant opportunities for corruption.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.

China is heavily dependent on foreign trade, particularly with Japan, the United States, South Korea and Germany. Political developments adverse to its trading partners, as well as political and social repression, could cause the United States and others to alter their trading policy towards China. For example, in the United States, the continued extension of most favored nation trading status to China which is reviewed regularly and was reviewed in 1998 is an issue of significant controversy. Loss of that status would clearly hurt China's economy by reducing its exports. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

Although China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a

Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the recent election, it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities. The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, GREATER CHINA '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Greater CHINA '97 FUND may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

GREATER CHINA '97 FUND could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies which are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

(LOGO)                                 ALLIANCE WORLDWIDE
                                       PRIVATIZATION FUND, INC.
________________________________________________________________
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 1999
________________________________________________________________

           This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Worldwide Privatization Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B, and Class C shares of the Fund, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                      TABLE OF CONTENTS

                                                             PAGE

DESCRIPTION OF THE FUND.....................................
MANAGEMENT OF THE FUND......................................
EXPENSES OF THE FUND........................................
PURCHASE OF SHARES..........................................
REDEMPTION AND REPURCHASE OF SHARES.........................
SHAREHOLDER SERVICES........................................
NET ASSET VALUE.............................................
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................
BROKERAGE AND PORTFOLIO TRANSACTIONS........................
GENERAL INFORMATION.........................................
REPORT OF INDEPENDENT AUDITORS AND
  FINANCIAL STATEMENTS......................................
APPENDIX A:  OPTIONS........................................ A-1
APPENDIX B:  FUTURES CONTRACTS, OPTIONS ON FUTURES
             CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES.... B-1
APPENDIX C:  BOND RATINGS................................... C-1
APPENDIX D:  CERTAIN EMPLOYEE BENEFIT PLANS................. D-1

_______________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

___________________________________________________________

                     DESCRIPTION OF THE FUND
___________________________________________________________

         Alliance Worldwide Privitization Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The Fund is a non-diversified, open-end management company whose investment objective is to seek long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Fund will invest at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization as described below, although normally, significantly more of the Fund's total assets will be invested in such securities. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser") to be beneficiaries of the privatization process. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

How The Fund Pursues Its Objective

         Investment in Privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

         The Fund's investments in the securities of enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of equity securities of a government- or state-owned or controlled company or enterprise (a "state enterprise") that are traded in a recognized national or international securities market (an "initial equity offering"). Secondly, the Fund may invest in the securities of a current or former state enterprise following its initial equity offering, including the purchase of securities in any secondary offerings. Finally, the Fund may make privately negotiated investments in a state enterprise that has not yet conducted an initial equity offering. Investments of this type may be structured, for example, as privately negotiated sales of stock or other equity interests in joint ventures, cooperatives or partnerships. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the enterprise rationalizes its management structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Fund will seek to emphasize investments in the equity securities of such enterprises.

         The Fund intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. The percentage of the Fund's assets invested in equity securities of companies based in a particular country will vary in accordance with the Adviser's assessment of the appreciation potential of such securities. Notwithstanding the foregoing, no more than 15% of the Fund's total assets will be invested in securities of issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in securities of issuers in any one of France, Germany, Great Britain, Italy and Japan.

         Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. In contrast, nationalization is the process through which a government or state assumes control of a privately owned enterprise. Privatizations may take the form of individually negotiated transactions, including trade sales or management buy-outs, or an offering of equity securities. Governments and states with established economies, including, among others, France, Great Britain, Germany and Italy, and those with developing economies, including, among others, Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are currently engaged in privatizations. The Fund will invest in the securities of enterprises, in any country, that in the Adviser's opinion present attractive investment opportunities, and the countries in which the Fund invests will change from time to time. It is the Adviser's current intention to invest approximately 70% of the Fund's total assets in securities of enterprises located in countries with established economies and the remainder of the Fund's assets in securities of enterprises located in countries with developing economies.

         The trend toward privatization of state enterprises is a global phenomenon that the Adviser expects will continue into the next century. In addition, the Adviser believes that a global portfolio of equity securities of state enterprises that are undergoing privatization offers investors the opportunity for significant capital appreciation relative to local and regional stock market indices.

         A major premise of the Fund's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In particular, because privatization programs are an important part of a country's economic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in order to secure the issuer's successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market positions in their local markets. Because of the relaxation of government controls upon privatization, these enterprises typically have the potential for significant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the restructuring that accompanies privatization and the incentives management frequently receives.

         Individual regions and countries have different histories of involvement in the privatization process. For example, the countries that formerly constituted the Soviet Union and the Eastern Bloc are currently exploring privatization partly as a means of integrating into the international community, while certain Western European and Latin American countries have had privatization programs in place for more than ten years. The cumulative gross proceeds from major privatizations worldwide has dramatically increased in recent years.

         Privatization programs are established to address a range of economic, political or social needs. Privatization is generally viewed as a means to achieve increased efficiency and improve the competitiveness of state enterprises. Western European countries are currently engaged in privatization programs partly as a means of increasing government revenues, thereby reducing budget deficits. The reduction of budget deficits recently has become an important objective as Western European countries attempt to meet the directives of the European Commission regarding debt and achieve the target budget deficit levels established by the Maastricht Treaty. In developing market countries, including many of those in Latin America and Asia, privatization is viewed as an integral part of broad economic measures that are designed to reduce external debt and control inflation as these countries attempt to meet the directives of the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund regarding desirable debt levels. Within Eastern and Central Europe, privatization is also being used as a means of achieving structural economic changes that will enable Eastern and Central European countries to develop market economies and compete in the world markets.

         The privatization of state enterprises is achieved through various methods. A gradual approach is commonly taken at the early stages of privatization within a country. Oftentimes, the government will transfer partial ownership of the enterprise to a corporation or similar entity and occasionally also broaden ownership to employees and citizens while retaining an interest. Occasionally, a few selected foreign minority shareholders are permitted to make private investments at this stage. After the new corporation has operated under this form of ownership for a few years, the government may divest itself completely by means of an equity offering in national and international securities markets. Another approach is the formation of an investment fund owned by employees and citizens that, with the assistance of international managers, operates one or many state enterprises for a set term, after which the government may divest itself of its remaining interest. Foreign investors are often permitted to become minority shareholders of these investment funds. In less gradual privatizations, state enterprises are auctioned to qualified investors through competitive bidding processes in private transactions. Alternatively, equity offerings may be made directly through the local and international securities markets.

         Although the Fund anticipates that it generally will not concentrate its investments in any industry, it is permitted, under certain conditions, to invest more than 25% of its total assets in the securities of issuers whose primary business activity is that of national commercial banking. Prior to concentrating in the securities of national commercial banks, the Fund's Board of Directors would have to determine, based on factors in existence at the time of the determination, such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities. The Adviser anticipates that such circumstances could include periods during which returns on or market liquidity of investments in national commercial banks substantially exceed those available on investments in other industries. The staff of the Securities and

Exchange Commission (the "Commission") has indicated that, in its view, registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in the securities of issuers in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until final resolution of the issue. There can be no assurance that the issue will be resolved so as to permit the Fund to change between concentration and non-concentration in the manner described above in this paragraph. To the extent that the Fund invests more than 25% of its total assets in the national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry and the Fund's investments may be subject to greater risk and market fluctuation than those of a fund that has in its portfolio securities representing a broader range of investment alternatives. The national commercial banking industry is subject to, among other things, increases in interest rates and deterioration in general economic conditions.

         Except as otherwise noted, the Fund's investment
policies described below are not designated "fundamental
policies" within the meaning of the Investment Company Act of
1940 (the "1940 Act") and, therefore, may be changed by the
Directors of the Fund without a shareholder vote.   However, the
Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Warrants. The Fund may invest up to 20% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio; however, the Fund does not presently intend to invest more than 10% of its total assets in such warrants. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         Debt Securities and Convertible Debt Securities. The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         The Fund may maintain not more than 5% of its net assets in debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard and Poor's Ratings Services ("S&P"), or, if not rated, determined by the Adviser to be of equivalent quality. The Fund will not purchase a debt security that, at the time of purchase, is rated below B by Moody's and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. See "Certain Risk Considerations--Securities Ratings."

         Defensive Position. For temporary defensive purposes, the Fund may vary from its fundamental investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. The Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), bank deposits, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by S&P or Moody's or, if not so rated, of equivalent investment quality as determined by the Adviser. For this purpose, the Fund will limit its investments in foreign currency denominated debt securities to securities that are denominated in currencies in which the Fund anticipates its subsequent investments will be denominated.

         Subject to its policy of investing at least 65% of its total assets in equity securities of enterprises undergoing privatization, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

Additional Investment Policies and Practices

         Options. The Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         A call option is for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction prior to the option expiration dates if a liquid market is available. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. For additional information on the use, risk and costs of options, see Appendix A.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities."

         Options on Market Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercises of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

         Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

         Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

         The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

         The successful use of such instrument draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's Custodian will place liquid assets in a segregate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under futures contracts.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         Options on Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a segregated account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. In addition, the Fund may use other methods of "cover" as are permitted by applicable law.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign-currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlation between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated. For additional information on the use, risks and costs of forward foreign currency exchange contracts, see Appendix B.

         Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

         The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of acquisition of such commitment. The Fund will at all times maintain a segregated account with its Custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Currency Swaps. The Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by the

Fund with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated accounting by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

         Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in
excess of, the resale price.   In the event a vendor defaulted on
its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of

Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

         Illiquid Securities. The Fund will not maintain more than 15% of the Fund's net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others (a) direct placement or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., many individually negotiated currency swaps and any assets used to cover currency swaps, most privately negotiated investments in state enterprises that have not yet conducted initial equity offerings, when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (b) over-the-counter options and all assets used to cover over-the-counter options, and (c) repurchase agreements not terminable within seven days.

         The Fund may not be able to readily sell illiquid securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the Adviser's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Illiquid securities are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. To the extent that the Fund makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Fund to make such investments when the Adviser believes there is a reasonable expectation that the Fund would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Fund may invest similar to the U.S. Securities Act of 1933, as amended (the "1933 Act") requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"). The Adviser will monitor the illiquidity of such securities under the supervision of the Board of Directors.

         Short Sales. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. Pursuant to the Taxpayer Relief Act of 1997, if the Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize a gain for tax purposes. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Investment Restrictions." Certain special federal income tax considerations may apply to short sales which are entered into by the Fund. See "Dividends, Distributions and Taxes-United States Federal Income Taxation of the Fund-Tax Straddles."

         General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast price movements or currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that
(i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes."

Additional Investment Policies

         Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to entities with which it can enter into repurchase agreements, provided that liquid assets equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. See "Repurchase Agreements" above. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 30% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

         Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 200%. A 200% annual turnover rate would occur if all the securities in the Fund's portfolio were replaced twice within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Fund, and as portfolio turnover increases it is more likely that the Fund will realize short-term capital gains.

Certain Risk Considerations

         Investment in the Fund involves the special risk considerations described below.

         Investment in Privatized Enterprises. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

         Most state enterprises or former state enterprises go through an internal reorganization of management prior to making an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering enterprises which may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

         Currency Considerations. Because substantially all of the Fund's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies, the dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. Such changes will also affect the Fund's income. The Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         Risk of Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. The liquidity of the Fund's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

         Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws. The Fund intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. There is no restriction, however, on the percentage of the Fund's assets that may be invested in countries within any one region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

         U.S. and Foreign Taxes. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

         Investments in Lower-Rated Debt Securities. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal.
Debt securities rated B by Moody's and S&P are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC and lower by S&P) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

         Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

   The ratings of debt securities by S&P and Moody's are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. Securities rated BBB by S&P or Baa by Moody's are considered to be investment grade. Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix C for a description of Moody's and S&P's bond and commercial paper ratings.

         Non-Diversified Status. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes-U.S. Federal Income Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

         Certain Fundamental Investment Policies. The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

         To reduce investment risk, as a matter of fundamental policy the Fund may not:

         (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Director's determination;

        (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made;

       (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

        (iv) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         (v) participate on a joint or joint and several basis in any securities trading account;

        (vi)     invest in companies for the purpose of
                 exercising control;

       (vii) issue any senior security within the meaning of the 1940 Act except that the Fund may write put and call options;

      (viii) make short sales of securities or maintain a short position, unless at all times when a short position is open it on an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

        (ix) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;
                 (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and
                 (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

         The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in the Prospectus.

         In addition to the restrictions set forth above, in connections with the qualifications of its shares for sale in certain states, the Fund may not invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result of such warrants valued at the lower of such cost or market would exceed 10% of the value of the Fund's assets at the time of purchase.

_____________________________________________________________

                     MANAGEMENT OF THE FUND
_____________________________________________________________

Directors and Officers

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,* 53, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1993.

         RUTH BLOCK, 67, was formerly an Executive Vice President
and the Chief Insurance Officer of Equitable.  She is a Director
of Ecolab Incorporated (specialty chemicals) and Amoco
____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.

Corporation (oil and gas).  Her address is P.O. Box 4623,
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 69, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 56, has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 66, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 74, is President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1993. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 59, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 64, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

Officers

         JOHN D. CARIFA, Chairman and President, (see biography, above).

         MARK H. BREEDON, Senior Vice President, 45, has been a
Vice President of ACMC and a Director and Vice President of
Alliance Capital Limited since prior to 1993.

         KATHLEEN A. CORBET, Senior Vice President, 38, is an
Executive Vice President of ACMC, with which she has been associated since July 1993. Prior thereto she headed Equitable

Capital Management Corporation's Fixed Income Management
Department since prior to 1993.

         THOMAS J. BARDONG, Vice President, 53, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1993.

         RUSSELL BRODY, Vice President, 31, is a Vice President of ACMC, with which he has been associated since April 1997.
Prior thereto, he was the head of European Equity Dealing at Lombard Odier et Cie since prior to 1993.

         DAVID EDGERLY, Vice President, 56, is the General
Manager of Alliance Capital Management (Turkey) Ltd., with which he has been associated since prior to 1993.

         DANIEL V. PANKER, Vice President, 59, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1993.

         JEAN VAN DE WALLE, Vice President, 39, has been Vice
President of ACMC since prior to 1993.

         EDMUND P. BERGAN, Jr., Secretary, 48, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services ("AFS"), with which he has been associated since prior to 1993.

         ANDREW L. GANGOLF, Assistant Secretary, 44, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since prior to 1993.

         DOMENICK PUGLIESE, Assistant Secretary, 37, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Counsel of Concord Holding Corporation since 1994 and Vice President and Associate General Counsel of Prudential Securities since prior to 1993.

         EMILIE D. WRAPP, Assistant Secretary, 42, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1993.

         MARK GERSTEN, Treasurer and Chief Financial Officer, 48, is a Senior Vice President of AFS, with which he has been associated since prior to 1993.

         VINCENT S. NOTO, Controller, 34, is a Vice President of
AFS with which he has been associated since prior to 1993.

         The aggregate compensation paid by the Fund to each of the Directors during its current fiscal year, the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                             Total Number
                                               Total Number  of Investment
                                               of Funds in   Portfolios Within
                                               the Alliance  the Alliance Fund
                                 Total         Fund Complex, Complex,
                                 Compensation  Including the Including the
                                 From the      Fund, as to   Fund, as to
                                 Alliance Fund which the     which the
                   Aggregate     Complex,      Director is a Director is a
Name of            Compensation  Including the Director or   Director or
Director           From the Fund Fund          Trustee       Trustee
___________        _____________ _____________ _____________ _______________

John D. Carifa        $0             $0              53            118
Ruth Block            $3,036         $_____          40             81
David H. Dievler      $3,039         $_____          46             83
John H. Dobkin        $2,997         $_____          43             80
William H. Foulk, Jr. $3,053         $_____          48            113
Dr. James M. Hester   $3,019         $_____          40             77
Clifford L. Michel    $3,019         $_____          41             93
Donald J. Robinson    $2,994         $_____          44            107

         As of [           ], 1999, the Directors and officers of
the Fund as a group owned _____% of the Advisor Class shares of the Fund and less than 1% of the shares of the Fund.

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $______ billion (of which more than $______ billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The [ ] registered
investment companies managed by the Adviser, comprising [   ]
separate investment portfolios, currently have more than 3.5 million shareholders. As of December 31, 1998, the Adviser and its subsidiaries employed approximately 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo, Toronto, Vienna and Warsaw. As of December 31, 1998, the Adviser was retained as an investment manager for employee benefit plan
assets of [   ] of the FORTUNE 100 companies.

         ACMC, the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP ("AXA"), a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers. For the fiscal years ended June 30, 1996, June 30, 1997 and June 30, 1998, the Adviser received from the Fund advisory fees of $5,562,841, $6,703,589, and $6,894,591, respectively.

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $109,342 in respect of such services during the fiscal year of the Fund ended June 30, 1998.

         Under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 1.00% of the value of the average daily net assets of the Fund. The fee is accrued daily and paid monthly.

         The Advisory Agreement became effective on April 22, 1994 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on April 19, 1994, and by the Fund's initial shareholder on April 19, 1994.

         The Advisory Agreement will remain in effect until January 31, 1999 and thereafter for successive twelve-month periods (computed from each February 1), provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act, of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for the period ending January 31, 1999 by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on January 16, 1998 .

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AFD Exchange Reserves, The Alliance Fund, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income

Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., The Alliance Portfolios, and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Multi-Market Trust, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Funds shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

         In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         During the Fund's fiscal year ended June 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,560,842 which constituted approximately .30% of the average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $308,534. Of the $1,869,376 paid by the Fund and the Adviser with respect to the Class A shares under the Agreement, $64,811 was spent on advertising, $8,945 on the printing and mailing of prospectuses for persons other than current shareholders, $1,307,710 for compensation to broker-dealers and other financial intermediaries (including, $131,414 to the Fund's Principal Underwriters), $160,197 for compensation to sales personnel, $327,713 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $______ was spent on interest on Class A shares financing.

         During the Fund's fiscal year ended June 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,460,673 which constituted approximately 1.00% of the average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,596,312. Of the $3,056,985 paid by the Fund and the Adviser with respect to the Class B shares under the Agreement, $88,383 was spent on advertising, $12,552 on the printing and mailing of prospectuses for persons other than current shareholders, $2,403,800 for compensation to broker-dealers and other financial intermediaries (including, $193,456 to the Fund's Principal Underwriters), $122,921 for compensation to sales personnel, $275,020 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $154,309 was spent on interest on Class B shares financing.

         During the Fund's fiscal year ended June 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $219,003, which constituted approximately 1.00% of the average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $286,840. Of the $505,843 paid by the Fund and the Adviser with respect to the Class C shares under the Agreement, $32,151 was spent on advertising, $3,946 on the printing and mailing of prospectuses for persons other than current shareholders, $307,153 for compensation to broker-dealers and other financial intermediaries (including, $67,162 to the Fund's Principal Underwriters), $43,586 for compensation to sales personnel, $95,080 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $23,927 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and

Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares, Class C shares or Advisor Class shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.


         The Agreement will continue in effect for successive twelve-month periods (computed from each February 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. The Agreement was most recently approved for the period ending January 31, 1999 by the Directors of the Fund, including all of the disinterested Directors, at a meeting held on January 13, 1998.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the

Class B and Class C shares for the Fund were, as of that time, as follows: Class B - ($6,609,791) (4.23% as % of Net Assets of
Class); Class C - ($537,949) (2.02% as % of Net Assets of
Class).

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07904, receives a transfer agency fee per account holder of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge. For the fiscal year ended June 30, 1998, the Fund paid Alliance Fund Services, Inc. $659,710 pursuant to the Transfer Agency Agreement.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or
(iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.

As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares**

         Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix D for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A Shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.


____________________

** Advisor Class shares are sold only to investors described above in this section "--General."

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee, to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended June 30, 1998, June 30, 1997, and June 30, 1996, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $1,205,560, $816,186 and $295,136, respectively. Of that amount, the Principal Underwriter received the amount of $79,491, $36,182 and $6,949, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1998, 1997 and 1996, the Principal Underwriter received contingent deferred sales charges of $257, $0, and $0, respectively, on Class A shares, $273,885, $309,365, and $458,792, respectively, on Class B shares, and $17,603, $1,116, and $0, respectively on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                      Commission   Discount Or
                                      Charge       Sales Charge
                                      As % of      To Dealers
                        As % of       the Public   Or Agents
Amount of               Net Amount    Offering     As % of
Purchase                Invested      Price        Offering Price
_________               __________    __________   ______________

Less than
   $100,000              4.44%         4.25%            4.00%
$100,000 but
  less than
   $250,000               3.36         3.25             3.00
$250,000 but
  less than
   $500,000               2.30         2.25             2.00
$500,000 but
  less than
   $1,000,000*            1.78         1.75             1.50


* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on June 30, 1998.

              Net Asset Value per Class A share
                   at June 30, 1998                     $12.67

              Class A Per Share Sales Charge -
                   4.25% of offering price
              (4.44% of net asset value per share)       $0.56
                                                         _____
              Class A Per Share Offering Price to
              the Public                                $13.23
                                                        ======


         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.

  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including
Section 401(k) plans), custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

Year               Contingent Deferred Sales Charge as a %
Since Purchase          of Dollar Amount Subject to Charge

First                             4.00%
Second                            3.00%
Third                             2.00%
Fourth                            1.00%
Fifth and thereafter              None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed, that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systemic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General" and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan or, to be associated with the investment adviser or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder of a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption


         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeems the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the New York Stock Exchange (the "Exchange") is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the 1934 Act.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic fund transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchange of Class A shares of the Fund for Advisor Class shares of the Fund, exchange of shares as describe above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B shares and Class C shares of the Fund held by such plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation
Of Dividends and Distributions

         General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund also intends to avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

         Dividends and Distributions. The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporations.

         Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Foreign Taxes. Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a United States shareholder will be required to
(i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual United States shareholder who does not itemize deductions. In addition, certain individual United States shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and
(ii) the portion of dividends that represents income derived from sources within each such country.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." Pursuant to the Taxpayer Relief Act of 1997, the Fund could elect for taxable years beginning after 1997 to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, on the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or any other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

         Currency Fluctuations-"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the

Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

         Options, Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, forward foreign currency contract, currency swap, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Taxation of Foreign Stockholders

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

Other Taxation

         The Fund may be subject to other state and local taxes.

________________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
________________________________________________________________

         The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with advisory clients other than the Fund.

         Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of

Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser.

         Many of the Fund's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

         During the fiscal years ended June 30, 1998, 1997 and 1996, the Fund incurred brokerage commissions amounting in the aggregate to $1,667,217, $1,512,610, and $1,479,941, respectively. During the fiscal years ended June 30, 1998, 1997 and 1996, brokerage commissions amounting in the aggregate to $0, $0 and $0 respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $360, $0 and $0, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended June 30, 1998, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted .02% of the Fund's aggregate brokerage commissions. During the fiscal year ended June 30, 1998, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through DLJ and .02% were effected through brokers utilizing the Pershing Division of

DLJ. During the fiscal year ended June 30, 1998, transactions in portfolio securities of the Fund aggregating $794,510 with associated brokerage commissions of approximately $1,633,976 were allocated to persons or firms supplying research services to the Fund or the Adviser.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund was organized as a corporation in Maryland in 1994. The Fund's capital stock of the Fund currently consists of 60,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

         At [        ], 1999 there were [         ] shares of
common stock of the Fund outstanding including [         ] Class
A shares, [         ] Class B shares, [         ] Class C shares
and [         ] Advisor Class shares.  To the knowledge of the
Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of
[         ], 1999:

                    No. of                                % of
                    Shares     % of     % of     % of     Advisor
Name and Address    Class      Class A  Class B  Class C  Class



Custodian

         Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore Maryland, for matters relating to Maryland law.

Independent Accountants

         PricewaterhouseCoopers LLP, New York, New York, serves as independent accountants for the Fund.

Performance Information

         From time to time, the Fund advertises its "total return," which is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The Fund's average annual total return for Class A shares for the one-year period ended June 30, 1998 was ___% and for the period June 2, 1994 (commencement of operations) through June 30, 1998 was ____%.

         The Fund's average annual total return for Class B shares for the one-year period ended June 30, 1998 was _____ and for the period December 2, 1994 (commencement of operations) through June 30, 1998 was _____.

         The Fund's average annual total return for Class C shares for the one-year period ended June 30, 1998 was ____% and for the period February 8, 1995 (commencement of distribution) through June 30, 1998 was ____%.

         The Fund's average annual total return for Advisor Class shares for the one-year period ended June 30, 1998 was ____% and for the period October 2, 1996 (commencement of distribution) through June 30, 1998 was ____%.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and its expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

___________________________________________________________

         REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL
                           STATEMENTS
___________________________________________________________

______________________________________________________________

                      APPENDIX A:  OPTIONS
________________________________________________________________

Options

         The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment
Objective and Policies -- Investment Practices -- Options."

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected in any particular situation.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

________________________________________________________________

  APPENDIX B:  FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS
                AND OPTIONS ON FOREIGN CURRENCIES
________________________________________________________________

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, securities issued by foreign government entities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures

         The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by Alliance. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rate do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversation or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

________________________________________________________________

                    APPENDIX C:  BOND RATINGS
________________________________________________________________

Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impair some time in the future.

         Baa: Bonds which are rated Baa are considered as medium- grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa:  Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated: When no rating has been assigned or when a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.


         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa 1, A-1, Baa 1, Ba 1 and B 1.

Standard & Poor's Ratings Services

         AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         C1: The rating C1 is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

_______________________________________________________________

                           APPENDIX D:

                 CERTAIN EMPLOYEE BENEFIT PLANS
_______________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares.

                             PART C
                        OTHER INFORMATION

ITEM 23. Exhibits

         (a) (1) Articles of Incorporation - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1997.

              (2)  Articles of Amendment to Articles of
                   Incorporation dated and filed April 21, 1994 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the
                   Securities and Exchange Commission on October
                   31, 1997.

              (3) Articles of Transfer of Registrant dated and filed October 27, 1995 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 30, 1998.

              (4)  Articles Supplementary to Articles of
                   Incorporation of Registrant dated September
                   30, 1996 and filed October 1, 1996 -
                   Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the
                   Securities and Exchange Commission on October
                   30, 1998.

         (b) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1997.

         (c)       Not applicable.

         (d)       Advisory Agreement between the Registrant and
                   Alliance Capital Management L.P. -
                   Incorporated by reference to Exhibit 5 to

                   Post-Effective Amendment No. 8 of Registrant's
                   Registration Statement on Form N-1A (File Nos.
                   33-76598 and 811-08426) filed with the
                   Securities and Exchange Commission on October
                   31, 1997.

         (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1997.

              (2) Amendment to Distribution Services Agreement dated July 16, 1996 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 7 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 1, 1996.

              (3) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1997.

              (4) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1997.

         (f)  Not applicable.

         (g) Custodian Contract between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 30, 1998.

         (h) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 30, 1998.

         (i) (1) Opinion and Consent of Seward & Kissel - Incorporated by reference to Exhibit 10(a) to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the
                   Securities and Exchange Commission on October
                   31, 1997.

              (2) Opinion and Consent of Venable, Baetjer & Howard, LLP - Incorporated by reference to
                   Exhibit 10(b) to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426)
                   filed with the Securities and Exchange
                   Commission on October 1, 1997.

         (j)  Not applicable.

         (k)  Not applicable.

         (l)  Not applicable.

         (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

         (n)  Not applicable

         (o)  Rule 18f-3 Plan - Incorporated by reference to
              Exhibit 18 to Post-Effective Amendment No. 6 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on April 23, 1996.

              Other Exhibits: Powers of Attorney for Ruth Block, John D. Carifa, David H. Dievler, John H. Dobkin, William H. Foulk, Jr., James M. Hester, Clifford L. Michel, Donald J. Robinson - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 30, 1998.

ITEM 24. Persons Controlled by or under Common Control with
         Registrant.

         None

ITEM 25. Indemnification.

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit (b) in response to Item 23, and Section 10 of the proposed Distribution Services Agreement, filed as Exhibit (e)(1) in response to
         Item 23, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement, filed as Exhibit (d) in response to
         Item 23, as set forth below.

         Section 2-418 of the Maryland General Corporation Law reads as follows:

              "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
              EMPLOYEES AND AGENTS.--(a) In this section the following words have the meanings indicated.

                   (1) "Director" means any person who is or was
              a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (2) "Corporation" includes any domestic or
              foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                   (3) "Expenses" include attorney's fees.

                   (4) "Official capacity" means the following:

                    (i)  When used with respect to a director,
              the office of director in the corporation; and

                   (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                   (iii) "Official capacity" does not include
              service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

         (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

         (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

              (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                   (i)  The act or omission of the director was
                        material to the matter giving rise to the proceeding; and

         1.   Was committed in bad faith; or

         2.   Was the result of active and deliberate dishonesty;
              or

                   (ii) The director actually received an
              improper personal benefit in money, property, or services; or

                   (iii) In the case of any criminal proceeding,
              the director had reasonable cause to believe that the act or omission was unlawful.

              (2)(i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                   (ii) However, if the proceeding was one by or
                        in the right of the corporation,
                        indemnification may not be made in
                        respect of any proceeding in which the
                        director shall have been adjudged to be
                        liable to the corporation.

              (3)(i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                   (ii) The termination of any proceeding by
                        conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                   (c) A director may not be indemnified under
              subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                   (d) Unless limited by the charter:

              (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

              (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                   (i)  If it determines a director is entitled
                        to reimbursement under paragraph (1) of
                        this subsection, the court shall order
                        indemnification, in which case the
                        director shall be entitled to recover the expenses of securing such reimbursement; or

                   (ii) If it determines that the director is
                        fairly and reasonably entitled to
                        indemnification in view of all the
                        relevant circumstances, whether or not
                        the director has met the standards of
                        conduct set forth in subsection (b) of
                        this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                   (3)  A court of appropriate jurisdiction may
                        be the same court in which the proceeding involving the director's liability took place.

                   (e)(1)  Indemnification under subsection (b)
                   of this section may not be made by the
                   corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                   (2)  Such determination shall be made:

                        (i) By the board of directors by a
                   majority vote of a quorum consisting of
                   directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                        (ii) By special legal counsel selected by
                   the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                        (iii) By the stockholders.

                   (3)  Authorization of indemnification and
                        determination as to reasonableness of
                        expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                   (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

                             (f)(1)  Reasonable expenses incurred
                        by a director who is a party to a
                        proceeding may be paid or reimbursed by
                        the corporation in advance of the final
                        disposition of the proceeding, upon
                        receipt by the corporation of:

                   (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                   (ii) A written undertaking by or on behalf of
                        the director to repay the amount if it
                        shall ultimately be determined that the
                        standard of conduct has not been met.

                   (2)  The undertaking required by subparagraph
                        (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                   (3)  Payments under this subsection shall be
                        made as provided by the charter, bylaws, or contract or as specified in subsection
                        (e) of this section.

                   (g)  The indemnification and advancement of
                        expenses provided or authorized by this
                        section may not be deemed exclusive of
                        any other rights, by indemnification or
                        otherwise, to which a director may be
                        entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                   (h)  This section does not limit the
                        corporation's power to pay or reimburse
                        expenses incurred by a director in
                        connection with an appearance as a
                        witness in a proceeding at a time when
                        the director has not been made a named
                        defendant or respondent in the
                        proceeding.

                   (i)  For purposes of this section:

                             (1) The corporation shall be deemed
                        to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                             (2) Excise taxes assessed on a
                        director with respect to an employee
                        benefit plan pursuant to applicable law
                        shall be deemed fines; and


                             (3) Action taken or omitted by the
                        director with respect to an employee
                        benefit plan in the performance of the
                        director's duties for a purpose
                        reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                   (j)  Unless limited by the charter:

                             (1) An officer of the corporation
                        shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection
                        (d);

                             (2) A corporation may indemnify and
                        advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                             (3) A corporation, in addition, may
                        indemnify and advance expenses to an
                        officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                        (k)(1) A corporation may purchase and
                        maintain insurance on behalf of any
                        person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                             (2) A corporation may provide
                        similar protection, including a trust
                        fund, letter of credit, or surety bond,
                        not inconsistent with this section.

                             (3) The insurance or similar
                        protection may be provided by a
                        subsidiary or an affiliate of the
                        corporation.

                   (l)  Any indemnification of, or advance of
                        expenses to, a director in accordance
                        with this section, if arising out of a
                        proceeding by or in the right of the
                        corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

         Article EIGHTH of the Registrant's Articles of
         Incorporation reads as follows:

                   "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                   "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

                   "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                   "(4) References to the Maryland General
                   Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

       Article VII, Section 7 of the Registrant's By-Laws reads as follows:

              Section 7. Insurance Against Certain Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        ARTICLE VIII of the Registrant's By-Laws reads as follows:

              Section 11. Indemnification of Directors and Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

              Section 12. Advances. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

              Section 13. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following:

              (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or
              (ii) an independent legal counsel in a written opinion.

              Section 14. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

              Section 15. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

              Section 16.  Amendments.  References in this
              Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-Laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

              The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

              The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of
              Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

              The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and By-Laws, the proposed Advisory Agreement between Registrant and Alliance Capital Management L.P. and the proposed Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits 1, 2, 5 and 6(a), respectively, in response to Item 24 and each of which are incorporated by reference herein.

              Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

              In accordance with Release No. IC-11330
              (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion.
              The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

              The Registrant participates in a joint
              trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P.

              Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.      Business and Other Connections of Investment
              Adviser.

              The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

              The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

 ITEM 27. Principal Underwriters

         (a)  Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
              Distributors, Inc. also acts as Principal
              Underwriter or Distributor for the following investment companies:

    AFD Exchange Reserves
    Alliance All-Asia Investment Fund, Inc.
    Alliance Balanced Shares, Inc.
    Alliance Bond Fund, Inc.
    Alliance Capital Reserves
    Alliance Global Dollar Government Fund, Inc.
    Alliance Global Environment Fund, Inc.
    Alliance Global Small Cap Fund, Inc.

    Alliance Global Strategic Income Trust, Inc.
    Alliance Government Reserves
    Alliance Greater China 97 Fund, Inc.
    Alliance Growth and Income Fund, Inc.
    Alliance High Yield Fund, Inc.
    Alliance Institutional Funds, Inc.
    Alliance Institutional Reserves, Inc.
    Alliance International Fund
    Alliance International Premier Growth Fund, Inc.
    Alliance Limited Maturity Government Fund, Inc.
    Alliance Money Market Fund
    Alliance Mortgage Securities Income Fund, Inc.
    Alliance Multi-Market Strategy Trust, Inc.
    Alliance Municipal Income Fund, Inc.
    Alliance Municipal Income Fund II
    Alliance Municipal Trust
    Alliance New Europe Fund, Inc.
    Alliance North American Government Income
         Trust, Inc.
    Alliance Premier Growth Fund, Inc.
    Alliance Quasar Fund, Inc.
    Alliance Real Estate Investment Fund, Inc.
    Alliance Select Investor Series, Inc.
    Alliance Technology Fund, Inc.
    Alliance Utility Income Fund, Inc.
    Alliance Variable Products Series Fund, Inc.
    Alliance Worldwide Privatization Fund, Inc.
    The Alliance Fund, Inc.
    The Alliance Portfolios

    (b)  The following are the Directors and Officers of Alliance
         Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New
         York, 10105.

                        POSITIONS AND            POSITIONS AND
                        OFFICES WITH             OFFICES WITH
NAME                    UNDERWRITER              REGISTRANT

Michael J. Laughlin     Director and Chairman

John D. Carifa          Director

Robert L. Errico        Director and President

Geoffrey L. Hyde        Director and Senior Vice President

Dave H. Williams        Director

David Conine            Executive Vice President

Richard K. Saccullo     Executive Vice President

Edmund P. Bergan, Jr.   Senior Vice President,   Secretary
                        General Counsel and
                        Secretary

Richard A. Davies       Senior Vice President
                        and Managing Director

Robert H. Joseph, Jr.   Senior Vice President
                        and Chief Financial Officer

Anne S. Drennan         Senior Vice President and Treasurer

Karen J. Bullot         Senior Vice President

James S. Comforti       Senior Vice President

James L. Cronin         Senior Vice President

Daniel J. Dart          Senior Vice President

Byron M. Davis          Senior Vice President

Mark J. Dunbar          Senior Vice President

Donald N. Fritts        Senior Vice President

Bradley F. Hanson       Senior Vice President

Richard E. Khaleel      Senior Vice President

Stephen R. Laut         Senior Vice President

Susan L. Matteson-King  Senior Vice President

Daniel D. McGinley      Senior Vice President

Ryne A. Nishimi         Senior Vice President

Antonios G. Poleondakis Senior Vice President

Robert E. Powers        Senior Vice President

Raymond S. Sclafani     Senior Vice President

Gregory K. Shannahan    Senior Vice President

Joseph F. Sumanski      Senior Vice President

Peter J. Szabo          Senior Vice President

Nicholas K. Willett     Senior Vice President

Richard A. Winge        Senior Vice President

Gerard J. Friscia       Vice President and Controller

Jamie A. Atkinson       Vice President

Benji A. Baer           Vice President

Kenneth F. Barkoff      Vice President

Casimir F. Bolanowski   Vice President

Michael E. Brannan      Vice President

Timothy W. Call         Vice President

Kevin T. Cannon         Vice President

John R. Carl            Vice President

William W. Collins, Jr. Vice President

Leo H. Cook             Vice President

Richard W. Dabney       Vice President

Stephen J. Demetrovits  Vice President

John F. Dolan           Vice President

John C. Endahl          Vice President

Sohaila S. Farsheed     Vice President

Shawn C. Gage           Vice President

Andrew L. Gangolf       Vice President and       Assistant
                        Assistant General        Secretary
                        Counsel

Mark D. Gersten         Vice President           Treasurer and
                                                 Chief Financial
                                                 Officer

Joseph W. Gibson        Vice President

John Grambone           Vice President

George C. Grant         Vice President

Charles M. Greenberg    Vice President

Alan Halfenger          Vice President

William B. Hanigan      Vice President

Scott F. Heyer          Vice President

George R. Hrabovsky     Vice President

Valerie J. Hugo         Vice President

Scott Hutton            Vice President

Richard D. Keppler      Vice President           Vice President

Gwenn M. Kessler        Vice President

Donna M. Lamback        Vice President

Henry Michael Lesmeister Vice President

James M. Liptrot        Vice President

James P. Luisi          Vice President

Jerry W. Lynn           Vice President

Christopher J. MacDonald Vice President

Michael F. Mahoney      Vice President

Shawn P. McClain        Vice President

Jeffrey P. Mellas       Vice President

Thomas F. Monnerat      Vice President

Christopher W. Moore    Vice President

Timothy S. Mulloy       Vice President

Joanna D. Murray        Vice President

Nicole Nolan-Koester    Vice President

John C. O'Connell       Vice President

John J. O'Connor        Vice President

James J. Posch          Vice President

Domenick Pugliese       Vice President and       Assistant
                        Assistant General        Secretary
                        Counsel

Bruce W. Reitz          Vice President

Karen C. Satterberg     Vice President

John P. Schmidt         Vice President

Robert C. Schultz       Vice President

Richard J. Sidell       Vice President

Teris A. Sinclair       Vice President

Scott C. Sipple         Vice President

Elizabeth Smith         Vice President

Martine H. Stansbery, Jr. Vice President

Andrew D. Strauss       Vice President

Michael J. Tobin        Vice President

Joseph T. Tocyloski     Vice President

Thomas J. Vaughn        Vice President

Martha D. Volcker       Vice President

Patrick E. Walsh        Vice President

Mark E. Westmoreland    Vice President

William C. White        Vice President

David E. Willis         Vice President

Emilie D. Wrapp         Vice President and
                        Assistant General
                        Counsel

Patrick Look            Assistant Vice President
                        and Assistant Treasurer

Michael W. Alexander    Assistant Vice President

Richard J. Appaluccio   Assistant Vice President

Charles M. Barrett      Assistant Vice President

Robert F. Brendli       Assistant Vice President

Maria L. Carreras       Assistant Vice President

John P. Chase           Assistant Vice President

Russell R. Corby        Assistant Vice President

Jean A. Cronin          Assistant Vice President

John W. Cronin          Assistant Vice President

Terri J. Daly           Assistant Vice President

Ralph A. DiMeglio       Assistant Vice President

Faith C. Deutsch        Assistant Vice President

John E. English         Assistant Vice President

Duff C. Ferguson        Assistant Vice President

James J. Hill           Assistant Vice President

Theresa Iosca           Assistant Vice President

Erik A. Jorgensen       Assistant Vice President

Eric G. Kalender        Assistant Vice President

Edward W. Kelly         Assistant Vice President

Michael Laino           Assistant Vice President

Nicholas J. Lapi        Assistant Vice President

Kristine J. Luisi       Assistant Vice President

Kathryn Austin Masters  Assistant Vice President

Richard F. Meier        Assistant Vice President

Mary K. Moore           Assistant Vice President

Richard J. Olszewski    Assistant Vice President

Catherine N. Peterson   Assistant Vice President

Rizwan A. Raja          Assistant Vice President

Carol H. Rappa          Assistant Vice President

Clara Sierra            Assistant Vice President

Gayle S. Stamer         Assistant Vice President

Eileen Stauber          Assistant Vice President

Vincent T. Strangio     Assistant Vice President

Marie R. Vogel          Assistant Vice President

Wesley S. Williams      Assistant Vice President

Matthew Witschel        Assistant Vice President

Christopher J. Zingaro  Assistant Vice President

Mark R. Manley          Assistant Secretary

ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of Brown Brothers Harriman & Co., the Registrant's custodian, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings.

         (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to Shareholders, upon request and without charge.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 24th day of November, 1998.

                   ALLIANCE WORLDWIDE PRIVATIZATION FUND, INC.

                        By: /s/John D. Carifa
                               John D. Carifa
                               Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature           Title                   Date

1.  Principal Executive Officer:

    /s/John D. Carifa   Chairman                November 24, 1998
    _________________   and President
    John D. Carifa

2.  Principal Financial
    and Accounting
    Officer:


    /s/Mark D. Gersten  Treasurer               November 24, 1998
    __________________
    Mark D. Gersten

3.  All of the Directors
    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    James M. Hester
    Clifford L. Michel
    Donald J. Robinson

    By:/s/Edmund P. Bergan, Jr.                 November 24, 1998
       _______________________
       (Attorney-in-fact)
       Edmund P. Bergan, Jr.

                        Index To Exhibits

Exhibit No.             Description of Exhibits              Page

None.
















































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